VANGUARD(R)
AGGRESSIVE GROWTH FUND

April 30, 2000

                                   SEMIANNUAL
[PHOTO]

[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

     In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

     We don't think so.

     The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

     Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

     And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

     However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro- ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

     Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

     - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

     - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

     - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

     - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS

REPORT FROM THE CHAIRMAN ..........   1

THE MARKETS IN PERSPECTIVE ........   3

REPORT FROM THE ADVISER ...........   5

PERFORMANCE SUMMARY ...............   7

FUND PROFILE ......................   8

FINANCIAL STATEMENTS ..............  10


            All comparative mutual fund data are from Lipper Inc. or
       Morningstar, Inc., unless otherwise noted. "Standard & Poor's(R),"
         "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are
                 trademarks of The McGraw-Hill Companies, Inc.
        Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 5000(R)" and
      "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

[PHOTO]
John J. Brennan

REPORT FROM THE CHAIRMAN

Vanguard Aggressive Growth Fund recorded a 14.4% return during the six months ended April 30, 2000. While the fund's gain was very strong on an absolute basis, it was less impressive on a relative basis, since it trailed the returns of the average mid-cap core fund and the Russell 2800 Index of mid- and small-capitalization stocks.

     The adjacent table compares the six-month total return (capital change plus reinvested dividends) for the fund, its average peer, and the unmanaged index. The fund's return is based on an increase in net asset value from $15.73 per share on October 31, 1999, to $17.41 per share on April 30, 2000, and is adjusted for a dividend of $0.16 per share paid from net investment income and a distribution of $0.37 per share paid from net realized capital gains.

----------------------------------------------------
                                    TOTAL RETURNS
                                  SIX MONTHS ENDED
                                    APRIL 30, 2000
----------------------------------------------------
Vanguard Aggressive Growth Fund         14.4%

----------------------------------------------------
Average Mid-Cap Core Fund*              30.9%

----------------------------------------------------
Russell 2800 Index**                    17.8%
----------------------------------------------------

 *Derived from data provided by Lipper Inc.

**Consists of the Russell 3000 Index (the 3,000 largest U.S. stocks) minus the 200 largest stocks.


THE PERIOD IN REVIEW

The U.S. economy displayed remarkable vigor during the six months. Its staying power was impressive, too: April marked the 109th month of uninterrupted expansion--more than nine years without a recession. Preliminary estimates for the first quarter of 2000 indicated that the economy was growing at a 5.4% annual rate, a strong follow-up to the previous quarter's astounding 7.3% rate.

     A growing economy creates a good climate for stocks, and corporate profits posted robust gains as well. The overall stock market, as measured by the Wilshire 5000 Total Market Index, rose 9.7% for the half-year. However, concerns about inflation and the high valuations of many technology stocks led to frequent and wide market swings. Volatility was especially evident among small-cap and tech issues. The small-cap Russell 2000 Index, for example, saw a 35.2% gain from October 31 through February 29 followed by a -12.2% decline in March and April, resulting in an 18.7% half-year return. The index's growth component gained 27.8%, but that was down from a 58.8% gain during the first two-thirds of the period. The Russell Midcap Index (which together with the Russell 2000 constitutes our benchmark index) and the tech-heavy Nasdaq Composite Index showed similar patterns. The table at right illustrates the striking shift in leadership from growth stocks in the first four months of the period to value stocks in the final two.

-----------------------------------------------------------
                                   TOTAL RETURNS
                       ------------------------------------
                       OCT. 31, 1999, TO      FEB. 29, TO
INDEX                    FEB. 29, 2000       APR. 30, 2000
-----------------------------------------------------------
Russell Midcap Growth         56.7%               -9.6%
Russell Midcap Value          -9.2                12.6
-----------------------------------------------------------
Russell 2000 Growth           58.8%              -19.5%
Russell 2000 Value             7.1                 1.1
-----------------------------------------------------------
Nasdaq Composite              58.8%              -17.7%
-----------------------------------------------------------

PERFORMANCE OVERVIEW

Vanguard Aggressive Growth Fund's 14.4% return was quite solid given the performance of value stocks during the half-year. The fund has a bias toward value stocks at present, and this was evident in the pattern of its returns. During the first four months, when growth stocks were dominant, the fund gained 5.6%. It did better, recording an 8.4% return, during the final two months of the period, when value stocks led the market and many growth issues stumbled. The average competing fund was more volatile, gaining 41.4% from November through February, then falling -6.3% in March and April.

     Our fund's strategy of pursuing growth at a reasonable price hampered its relative performance during the earlier period, when the market was enamored of momentum stocks--those that had been rising just kept rising. On average the fund's price/earnings ratio was about one-half that of our peers.

     Despite its decline late in the period, the tech sector was the market leader for the half-year. Our adviser's good stock selection gave us a 72% return in that sector, somewhat higher than that of the index group. However, our fund's average technology weighting was 23%--below the technology weighting of both the Russell 2800 Index and our average peer.

     The adviser's superior picks in health care led to a 54% return in that sector, more than double that of the index's health-care stocks. On the other hand, our holdings in financial services, producer durables, and utilities had subpar returns compared with those of the same sectors in the index.

IN SUMMARY

During the first half of our fiscal year, the stock market provided some useful lessons about unpredictability. Daily price swings were unusually wide, and there was a sudden change in fashion during the spring, as high-flying technology issues fell and downtrodden value stocks rose.

     Sudden price movements and shifts in market leadership are certain to occur now and then, but the timing and duration of such events are extremely unpredictable. That is why we advocate diversification and a long-term orientation. Investors who maintain exposure to the major asset classes through balanced portfolios of growth and value stock funds, bond funds, and money market funds have generally found it easier to maintain equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer                                May 23, 2000


NOTICE TO SHAREHOLDERS

A NAME CHANGE FOR VANGUARD AGGRESSIVE GROWTH FUND

Your fund's Board of Trustees has approved a change in the name of Vanguard Aggressive Growth Fund. Effective August 1, 2000, the Aggressive Growth Fund will become Vanguard Strategic Equity Fund. We believe the new name better reflects the fund's objective, as well as its investment approach, which involves identifying small- and mid-capitalization stocks using computer-driven models. It's important to note that the change is in name only. The renaming will have no effect on the fund's objective, investment strategy, or risk level. The fund's investment adviser will continue to select stocks based on such factors as relative value, earnings potential, and recognition in the marketplace.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 2000

A surging economy, rising corporate profits, and enthusiasm for technology stocks carried broad stock market indexes higher during the volatile but generally rewarding six months ended April 30, 2000.

     Stocks rose despite a modest pickup in inflation and a rise in interest rates, both of which did some damage to bond prices. Through the first four months of the period, the stock market was dominated by optimism about the long-term outlook for technology, telecommunications, and media companies. But sentiment then shifted and the tech and telecom groups fell sharply, giving back some of the spectacular gains achieved over the previous year or so.

     For both bond and stock investors, uncertainty centered mainly on how the Federal Reserve Board would react to the surprising performance of the U.S. economy, which grew at a 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at a three-decade low of 3.9%, Fed policymakers grew increasingly concerned that inflation was bound to worsen. The Fed raised short-term interest rates by 0.25 percentage point three times during the six-month period. These boosts, following identical increases in June and August of 1999, took the Fed's target for short-term rates to 6.0%. Yet the economy continued to soar--including even the housing and automobile sectors, which often are the first to slow down in response to higher interest rates.

     Inflation gauges provided ambiguous readings. The Consumer Price Index increased 1.8% and 3.0% for the 6- and 12-month periods ended April 30, but much of the acceleration in inflation was due to higher energy and food prices. The core inflation rate, which excludes those sectors, was up a less-ominous 2.2% over the year.

---------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                               PERIODS ENDED APRIL 30, 2000
                                           --------------------------------------
                                           6 MONTHS        1 YEAR        5 YEARS*
---------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                               7.2%          10.1%          25.3%
  Russell 2000 Index                         18.7           18.4           15.3
  Wilshire 5000 Index                         9.7           12.2           23.9
  MSCI EAFE Index                             6.8           14.2           10.7
---------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                 1.4%           1.3%           6.8%
  Lehman 10 Year Municipal Bond Index         2.4           -0.3            6.1
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                   2.7            5.1            5.2
---------------------------------------------------------------------------------
OTHER
  Consumer Price Index                        1.8%           3.0%           2.4%
---------------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

The technology sector, which accounts for about one-quarter of the stock market's total value, dominated the market during the half-year, despite suffering a sharp setback late in the period. Even after a -34% fall from March 10 through mid-April, the tech-heavy Nasdaq Composite Index registered a 30.8% return for the six months.

     The overall stock market, as measured by the Wilshire 5000 Total Market Index, gained 9.7%. There was a decided split in results from large- and small-capitalization stocks.

The large-cap S&P 500 Index returned 7.2%, while the rest of the U.S. stock market gained 19.2%.

     Top performers during the half-year were companies in computer software and hardware, semiconductors, Internet-related businesses, and wireless communications. Fully half of the 58 companies in the S&P 500's technology group gained more than 50%, and the average return for tech stocks exceeded 39%. A number of tech-related companies in the producer-durables sector also posted impressive gains, and the sector as a whole returned 32%. A return of 34% was achieved by the oil-drilling and services companies in the "other energy" category, which benefited from higher oil and gas prices. The worst-performing sector was consumer staples (-18%), a category that includes supermarket, food, beverage, and tobacco stocks. Next in line were financial-services companies (-7%), hurt by higher short-term interest rates, which tend to raise borrowing costs for banks and can lead to increased loan defaults.

U.S. BOND MARKETS

The Federal Reserve Board's three rate increases succeeded in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose during the half-year to 5.83%, an increase of 0.74 percentage point (74 basis points) that virtually matched the Fed's target. However, long-term rates didn't move nearly as far. The 10-year Treasury note rose just 19 basis points, to 6.21%, as of April 30. And yields actually fell a bit for very long-term Treasury bonds, a result of shrinking supply. Because of the federal government's budget surplus, the U.S. Treasury decided to reduce issuance of new bonds and to buy back some of its existing long-term bonds. As investors reacted, the yield of the 30-year Treasury declined 20 basis points--from 6.16% to 5.96%--during the half-year.

     The result of higher short-term rates and relatively stable long-term rates was an unusual inversion in the Treasury yield curve. Instead of the usual upward-sloping curve--which shows yields increasing in tandem with maturities--there was a pronounced drop-off. As of April 30, the yield of 30-year Treasuries was two-thirds of a percentage point below the 6.62% yield on 3-year Treasury notes.

     A similar pattern emerged outside the Treasury market, although long-term yields remained above yields for short-term corporate, municipal, and mortgage-backed securities. The overall bond market, as measured by the Lehman Aggregate Bond Index, provided a 1.4% return, as an average price decline of -2.0% offset most of a 3.4% income return.

INTERNATIONAL STOCK MARKETS

Despite declines in March and April, stock markets in Europe, Asia, and many emerging markets produced strong half-year gains as investors responded to improving global economic growth and a rise in corporate merger-and-acquisition activity. However, many of the gains were slashed for U.S. investors as the dollar gained strength against most other currencies. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

     In U.S.-dollar terms, the overall return from developed foreign markets was a very solid 6.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. However, in local currencies, the EAFE Index return was 16.4%.

     In Europe, an average 21.1% gain in local-currency terms was reduced to 8.4% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned 3.6% in dollars, less than half the 7.5% gain in local currencies. The Select Emerging Markets Free Index returned 12.3% in U.S. dollars, with the biggest gains in Turkey (+148%), Russia (+123%), and Israel (+50%).

REPORT FROM THE ADVISER

The first half of Vanguard Aggressive Growth Fund's fiscal year was marked by two very different market environments. The result was a wild ride. During the first four months of the period, the market was driven by momentum stocks--the so-called "new economy" stocks, such as the computer software and networking companies that dominate the Nasdaq 100 Index. Over the next two months, the "old economy" stocks--basically those not directly involved in technology, telecommunications, and media--rebounded, even as many of the former favorites lost one-third of their value.

     Given our portfolio management strategy, our fortunes rested on the outcome of the struggle between these two genres of stocks within the mid- and small-capitalization sectors of the market. Our portfolio was much more heavily focused on old-economy stocks. The result was that through March 16, the Aggressive Growth Fund's return came in a very significant 18 percentage points behind that of its index benchmark (the Russell 2800 Index, a mid- and small-cap index constructed by removing the 200 largest U.S. stocks from the 3,000 largest).

     Although we manage this fund quite aggressively, which means that its results will vary periodically from those of our benchmark and the overall market, the underperformance in the first four months of our fiscal half-year was much larger than we previously thought possible. Nevertheless, as the new-economy stocks collapsed in the final month and a half of the period, our index benchmark declined while the fund continued to advance, regaining a large portion of the ground it had lost versus the index. For the entire semiannual period, the fund lagged the benchmark by 3.4 percentage points, while providing a healthy 14.4% return.

INVESTMENT STRATEGY

The turnabout in our relative performance did not stem from any shift in our management of the fund. Our investment strategy remains unchanged. We use computer programs to scour the universe of mid- and small-cap stocks in an effort to identify those that are attractive based on three main characteristics. Generally, we look for stocks that have relatively attractive valuation levels, good earnings prospects, and momentum in the marketplace. The stocks that rank high according to these criteria are then incorporated into the fund with the aid of another computer model that aims to keep the fund's risk characteristics in line with those of our benchmark.

     We allow the fund to deviate from the benchmark so that we have the flexibility to pursue a higher return. However, we have never before experienced the wide swings of performance, relative to our bogey, that we witnessed in the first half of this fiscal year. The explanation for this odd occurrence lies in the current nature of the market and the unusual divergence in returns from old-economy and new-economy stocks, as well as the spectacular advances and declines of numerous individual stocks.

     As mentioned above, we look for stocks that have three characteristics, one of which is an attractive valuation in relation to fundamental factors such as earnings, dividends, and revenue. According to our computer models, there were very few new-economy stocks with appealing valuations. Furthermore, many of these stocks were not at all enticing from an earnings growth prospect, since many of them are sure to generate losses, not profits, in the near term. A stock offering only the possibility of profits some time in the distant future gets a low ranking from our computer models. So the only attractive characteristic of many new-economy stocks during the first part of the fiscal year was their price momentum, which was extremely strong. But the mere fact that a stock was rising quickly was not sufficient, on its own, to qualify it as a buy candidate for us.

     Consequently, as these hot stocks ran up in price, driving up our benchmark index with them, we watched from the sidelines. However, I should note that the fund did manage to provide a quite respectable four-month return of nearly 6%. When the tech sector collapsed in March and April, your fund did not slide along. Rather, it gained another 8% or so, resulting in what would normally be considered a strong return in excess of 14% for the entire six-month period.

OUR OUTLOOK

We will continue to focus on a variety of fundamental characteristics in making our stock selections. Although prices of many issues have fallen, the overall valuations of stocks remain high. In the short run, enthusiasm in the market can result in high prices being overlooked. However, over the longer term the market tends to regress toward historic levels of valuations based on such criteria as price/earnings ratios. Consequently, we continue to believe that future returns will not match those achieved over the past five years. In fact, we believe that over the next ten years the average annual return from stocks may be somewhat less than the 10%-11% average annual return for the past 75 years.

     Mid- and small-cap stocks have recently outperformed large-cap stocks, after several years of lagging. No one knows whether this recent trend will continue, but we do believe that mid- and small-cap stocks will at least provide returns competitive with those earned by large-cap stocks. Consequently, we will continue to target the mid- and small-cap universe for our stock picks.

George U. Sauter, Managing Director
Vanguard Quantitative Equity Group

May 17, 2000

Note: As you may have noticed, the Vanguard Core Management Group is now called he Vanguard Quantitative Equity Group. The new name reflects the Group's use of quantitative techniques in its role as adviser to the Aggressive Growth Fund and several other funds, including all of Vanguard's stock index funds.

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by using quantitative models to identify mid- and small-capitalization stocks that offer the best investment opportunities. Among the characteristics the adviser believes will distinguish such opportunities are relative value, earnings potential, and recognition in the marketplace.

PERFORMANCE SUMMARY
AGGRESSIVE GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 2000
--------------------------------------------------------
               AGGRESSIVE GROWTH FUND           RUSSELL*
FISCAL     CAPITAL     INCOME       TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
--------------------------------------------------------
1995         1.7%       0.0%        1.7%         1.4%
1996        22.5        0.9        23.4         18.8
1997        34.0        1.8        35.8         28.9
1998       -11.2%       0.8%      -10.4%        -0.1%
1999        20.0        1.3        21.3         16.6
2000**      13.3        1.1        14.4         17.8
--------------------------------------------------------

*Russell 2800 Index.

**Six months ended April 30, 2000.

See Financial Highlights table on page 15 for dividend and capital gains information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
-------------------------------------------------------------------------------------------
                                                                    SINCE INCEPTION
                               INCEPTION                   --------------------------------
                                 DATE        1 YEAR        CAPITAL        INCOME     TOTAL
-------------------------------------------------------------------------------------------
Aggressive Growth Fund         8/14/1995     25.24%         15.92%         1.28%     17.20%
 Fee-Adjusted Returns**                      23.99          15.67          1.28      16.95
-------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FUND PROFILE
AGGRESSIVE GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
--------------------------------------------
              AGGRESSIVE GROWTH     S&P 500
--------------------------------------------
Number of Stocks            186         500
Median Market Cap         $3.7B      $87.5B
Price/Earnings Ratio      13.5x       26.8x
Price/Book Ratio           2.6x        5.3x
Yield                      1.1%        1.2%
Return on Equity          13.8%       24.1%
Earnings Growth Rate      16.2%       16.1%
Foreign Holdings           0.0%        1.2%
Turnover Rate              82%*          --
Expense Ratio            0.45%*          --
Cash Reserves              0.0%          --

*Annualized.

INVESTMENT FOCUS
--------------------------------------------
STYLE
MARKET CAP

          VOLATILITY MEASURES
--------------------------------------------
              AGGRESSIVE GROWTH     S&P 500
--------------------------------------------
R-Squared                  0.76        1.00
Beta                       1.04        1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
--------------------------------------------
Advanced Micro Devices, Inc.            3.5%
Adobe Systems, Inc.                     2.5
DSP Group Inc.                          2.3
Apple Computer, Inc.                    2.1
Tricon Global Restaurants, Inc.         2.0
Public Service Enterprise Group, Inc.   1.8
LAM Research Corp.                      1.8
CommScope, Inc.                         1.8
Entergy Corp.                           1.8
Computer Sciences Corp.                 1.7
--------------------------------------------
Top Ten                                21.3%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------
                                          APRIL 30, 1999          APRIL 30, 2000
                                     ----------------------------------------------------
                                            AGGRESSIVE       AGGRESSIVE
                                              GROWTH           GROWTH        S&P 500
                                     ----------------------------------------------------
Auto & Transportation                           7.4%             4.6%           2.1%
Consumer Discretionary                         23.7             16.1           12.3
Consumer Staples                                1.1              1.0            5.3
Financial Services                             18.8             12.7           13.5
Health Care                                     7.2              8.1            9.8
Integrated Oils                                 1.0              0.1            4.4
Other Energy                                    2.3              3.8            1.8
Materials & Processing                          8.9              6.7            2.5
Producer Durables                               8.9              7.1            4.2
Technology                                      7.5             30.2           27.8
Utilities                                      12.6              9.3            9.6
Other                                           0.6              0.3            6.7
-----------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents" --highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
AGGRESSIVE GROWTH FUND                         SHARES                      (000)
---------------------------------------------------------------------------------
COMMON STOCKS (94.8%)(1)
---------------------------------------------------------------------------------
AUTO & TRANSPORTATION (4.3%)
  PACCAR, Inc.                                126,500                $     6,017
  Kansas City
   Southern Industries, Inc.                   65,000                      4,672
- Navistar International Corp.                113,400                      3,969
- UAL Corp.                                    51,400                      2,975
  Tidewater Inc.                               93,000                      2,767
- Tower Automotive, Inc.                      154,400                      2,413
  Meritor Automotive, Inc.                    141,400                      2,121
- Stoneridge,Inc.                             108,300                      1,428
- Offshore Logistics, Inc.                     98,800                      1,198
  Arvin Industries, Inc.                       46,800                      1,018
- AirTran Holdings, Inc.                      137,000                        582
- Frontier Airlines, Inc.                      32,200                        491
                                                                        ---------
                                                                          29,651
                                                                        ---------
CONSUMER DISCRETIONARY (15.2%)
- Tricon Global Restaurants, Inc.             403,100                     13,756
  Whirlpool Corp.                             153,300                      9,984
  The Times Mirror Co. Class A                 76,000                      7,415
  TJX Cos., Inc.                              371,900                      7,136
  Ross Stores, Inc.                           343,000                      7,117
  R.R. Donnelley & Sons Co.                   327,300                      6,955
  The Warnaco Group, Inc. Class A             565,600                      6,010
  Ethan Allen Interiors, Inc.                 175,800                      4,692
- ChoicePoint Inc.                            112,500                      4,275
  Estee Lauder Cos. Class A                    95,400                      4,210
  Knight Ridder                                75,000                      3,680
  Bowne & Co., Inc.                           307,500                      3,536
- Venator Group, Inc.                         291,000                      3,456
- Valassis Communications, Inc.                84,750                      2,887
- Toys R Us, Inc.                             187,600                      2,861
- Musicland Stores Corp.                      319,800                      2,399
  Hertz Corp. Class A                          75,800                      2,364
- ACNielson Corp.                              99,900                      2,304
- Dollar Thrifty
   Automotive Group, Inc.                     100,800                      2,117
  Brown Shoe Company, Inc.                    166,000                      1,701
  Friedman's, Inc. Class A                    225,300                      1,464
- Hollywood Entertainment Corp.               174,700                      1,223
  Luby's, Inc.                                 98,000                        882
- The Neiman Marcus Group, Inc.
   Class A                                     23,000                        592
  Lone Star Steakhouse
   & Saloon, Inc.                              30,800                        364
- Choice Hotel International, Inc.             27,500                        363
  Movado Group, Inc.                           29,900                        258
- Veterinary Centers
   of America, Inc.                            17,600                        238
- The Topps Co., Inc.                          26,500                        232
- Carmike Cinemas, Inc. Class A                16,600                         95
  Oshkosh B Gosh, Inc. Class A                  2,300                         37
                                                                        ---------
                                                                         104,603
                                                                        ---------
CONSUMER STAPLES (1.0%)
  Michael Foods Group, Inc.                   146,200                      3,134
  Tyson Foods, Inc.                           138,000                      1,440
  Brown-Forman Corp. Class B                   13,500                        737
  Universal Corp.                              34,500                        651
  IBP, Inc.                                    32,700                        540
  The Quaker Oats Co.                           3,300                        215
                                                                        ---------
                                                                           6,717
                                                                        ---------
FINANCIAL SERVICES (12.1%)
  Bear Stearns Co., Inc.                      271,950                     11,660
  Golden West Financial Corp.                 312,600                     10,667
  MGIC Investment Corp.                       193,800                      9,266
  UnionBanCal Corp.                           315,154                      8,726

---------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                               SHARES                      (000)
---------------------------------------------------------------------------------
  Deluxe Corp.                                201,500                $     5,075
  Countrywide Credit
   Industries, Inc.                           143,540                      3,965
  Old Kent Financial Corp.                    118,180                      3,560
  The PMI Group Inc.                           62,900                      3,047
- Ventas, Inc. REIT                           712,200                      2,804
  Nationwide Financial
   Services, Inc.                              98,300                      2,734
  Equity Office
   Properties Trust REIT                       92,000                      2,501
  Equity Residential
   Properties Trust REIT                       51,100                      2,325
  Corus Bankshares Inc.                        78,900                      1,966
  Avalonbay
   Communities, Inc. REIT                      47,200                      1,847
  Archstone
   Communities Trust REIT                      75,900                      1,641
  ProLogis Trust REIT                          82,600                      1,626
  Cornerstone Properties, Inc. REIT            88,200                      1,610
  Public Storage, Inc. REIT                    69,500                      1,555
- First Federal Financial Corp.                93,000                      1,162
  Provident Financial Group, Inc.              32,800                        961
- Credit Acceptance Corp.                     172,900                        908
  Pacific Century Financial Corp.              38,900                        800
  Provident Bankshares Corp.                   38,535                        576
  Bank North Group                             18,300                        437
  Dain Rauscher Corp.                           4,700                        291
  Banco Santander Puerto Rico                  19,700                        241
  Burnham Pacific
   Properties, Inc. REIT                       30,100                        222
  Highwood Properties, Inc. REIT                9,800                        222
  Thornburg Mortgage, Inc. REIT                25,300                        221
  Midland Co.                                   3,000                         75
  WFS Financial, Inc.                           3,400                         66
- Pegasystems Inc.                              3,000                         27
- United Cos. Finance Corp.                   124,700                          4
                                                                        ---------
                                                                          82,788
                                                                        ---------
HEALTH CARE (7.6%)
- King Pharmaceuticals, Inc.                  208,800                     10,309
  Mallinckrodt, Inc.                          285,100                      7,662
- MedImmune Inc.                               44,700                      7,149
- Wellpoint Health
   Networks Inc. Class A                       72,100                      5,317
- Genzyme Corp.                               103,000                      5,028
  Allergan, Inc.                               60,200                      3,544
- Lincare Holdings, Inc.                       94,000                      2,867
- Vical, Inc.                                 137,700                      2,479
- Varian Medical Systems, Inc.                 54,000                      2,160
- Pacificare Health Systems, Inc.              41,000                      2,109
- Apria Healthcare                            126,300                      1,760
- Regeneron Pharmaceuticals, Inc.              56,900                      1,625
- Biomatrix, Inc.                              21,500                        410
- Sunrise Medical, Inc.                        27,700                        145
                                                                        ---------
                                                                          52,564
                                                                        ---------
INTEGRATED OILS (0.1%)
  Occidental Petroleum Corp.                   19,500                        418
                                                                        ---------
OTHER ENERGY (3.6%)
  Tosco Corp.                                 298,400                      9,567
  Noble Affiliates, Inc.                      247,600                      8,929
  Sunoco, Inc.                                143,300                      4,344
  Apache Corp.                                 21,700                      1,051
- Seitel, Inc.                                105,700                        661
                                                                        ---------
                                                                          24,552
                                                                        ---------
MATERIALS & PROCESSING (6.3%)
  Praxair, Inc.                               113,600                      5,048
  USG Corp.                                   100,000                      4,175
  Georgia Pacific Group                       110,600                      4,065
- W.R. Grace & Co.                            295,600                      3,843
  Johns Manville Corp.                        350,000                      3,653
- Cytec Industries, Inc.                       89,300                      2,690
  Engelhard Corp.                             129,000                      2,266
  Westvaco Corp.                               71,400                      2,204
  Ethyl Corp.                                 696,100                      2,175
  Owens Corning                                99,400                      1,808
  USX-U.S. Steel Group                         66,500                      1,667
  H.B. Fuller Co.                              41,600                      1,599
- Dal-Tile International Inc.                 148,600                      1,449
  Centex Construction Products, Inc.           45,900                      1,417
  Boise Cascade Corp.                          36,600                      1,192
  The Standard Register Co.                    90,200                      1,178
- Agribrands International, Inc.               22,900                        857
  Geon Co.                                     38,500                        842
- EMCOR Group, Inc.                            20,900                        468
- U.S. Can Corp.                               17,500                        322
  Lubrizol Corp.                                9,600                        246
- Buckeye Technology, Inc.                      8,400                        161
  Rock-Tenn Co.                                 9,100                         84
- Crestline Capital Corp.                       3,000                         52
                                                                        ---------
                                                                          43,461
                                                                        ---------
PRODUCER DURABLES (6.7%)
- LAM Research Corp.                          264,300                     12,125
  Stewart & Stevenson
   Services, Inc.                             619,000                      7,467
  Mark IV Industries, Inc.                    237,700                      5,036
  HON Industries, Inc.                        152,800                      3,810
  Northrop Grumman Corp.                       47,300                      3,352
- Cable Design Technologies                    97,500                      3,339
- LTX Corp.                                    64,600                      2,955
- MICROS Systems, Inc.                         55,900                      2,250
  Briggs & Stratton Corp.                      38,500                      1,477
- Terex Corp.                                  69,600                      1,088
  York International Corp.                     41,800                      1,008
  Ryland Group, Inc.                           40,100                        807
  Cummins Engine Co., Inc.                     18,200                        647
- Howmet International  Inc.                   25,000                        530
                                                                        ---------
                                                                          45,891
                                                                        ---------
TECHNOLOGY (28.7%)
  COMMUNICATIONS TECHNOLOGY (3.2%)
- CommScope, Inc.                             254,800                     12,103
- NCR Corp.                                   245,800                      9,494

  COMPUTER SERVICES SOFTWARE & SYSTEMS (6.8%)
  Adobe Systems, Inc.                         142,600                     17,246
- Symantec Corp.                              153,100                      9,559
- VeriSign, Inc.                               60,100                      8,376
- BroadVision, Inc.                            98,100                      4,310
- Intuit, Inc.                                 70,300                      2,526
  Sabre Holdings Corp.                         52,000                      1,817
- Vignette Corp.                               34,800                      1,677

---------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                               SHARES                      (000)
---------------------------------------------------------------------------------
- Avant! Corp.                                 40,900                $       736
- Information Resources, Inc.                   6,300                         40
  COMPUTER TECHNOLOGY (8.2%)
- DSP Group Inc.                              220,800                     15,704
- Apple Computer, Inc.                        115,200                     14,292
- Computer Sciences Corp.                     144,700                     11,802
- Unisys Corp.                                268,300                      6,221
- Adaptec, Inc.                               139,200                      3,758
- Imation Corp.                                84,800                      2,380
- Synopsys, Inc.                               46,800                      1,966

  ELECTRONICS (0.7%)
  AVX Corp.                                    50,500                      4,921

  ELECTRONICS--SEMICONDUCTORS/COMPONENTS (9.1%)
- Advanced Micro Devices, Inc.                270,500                     23,736
- National Semiconductor Corp.                162,900                      9,896
- General Semiconductor, Inc.                 465,600                      9,312
- Integrated Device Technology Inc.           188,000                      9,036
- International Rectifier Corp.               171,200                      8,410
- ESS Technology, Inc.                        166,100                      2,159

  ELECTRONICS--TECHNOLOGY (0.7%)
- Trimble Navigation Ltd.                     137,200                      3,790
- Sensormatic Electronics Corp.                62,300                      1,040
- Checkpoint Systems, Inc.                      5,000                         45
                                                                        ---------
                                                                         196,352
                                                                        ---------
UTILITIES (8.8%)
  Public Service Enterprise
  Group, Inc.                                 345,200                     12,384
  Entergy Corp.                               473,200                     12,037
  DTE Energy Co.                              263,700                      8,603
  CenturyTel, Inc.                            186,000                      4,557
  PPL Corp.                                   172,600                      4,121
- Price Communications Corp.                  201,285                      4,076
- NEXTEL Communications, Inc.                  33,800                      3,699
- U.S. Cellular Corp.                          42,300                      2,541
  UGI Corp. Holding Co.                       108,400                      2,215
- Western Wireless Corp. Class A               42,700                      2,122
- McLeodUSA, Inc. Class A                      63,900                      1,597
  ONEOK, Inc.                                  53,200                      1,343
  Constellation Energy Group                   16,700                        552
- Commonwealth Telephone
   Enterprises, Inc.                            7,900                        384
  Energy East Corp.                             1,000                         21
                                                                        ---------
                                                                          60,252
                                                                        ---------
OTHER (0.4%)
  Johnson Controls, Inc.                       40,900                      2,589
                                                                        ---------
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $595,724)                                                        649,838
---------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
---------------------------------------------------------------------------------
  Superior Telecom 8.50% Cvt. Pfd.
  (COST $258)                                   6,871                        209
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                                                 FACE                     MARKET
                                               AMOUNT                     VALUE*
                                                (000)                      (000)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (7.3%)(1)
---------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 5.93%, 5/4/2000                          $    500                        500
FEDERAL NATIONAL MORTGAGE ASSN.
(2) 5.86%, 5/4/2000                               800                        800
(2) 6.17%, 7/20/2000                            1,000                        987
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  5.75%, 5/1/2000                              32,977                     32,977
  5.79%, 5/1/2000--Note F                      14,640                     14,640
---------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (7.3%)
  (COST $49,902)                                                          49,904
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.2%)
  (COST $645,884)                                                        699,951
---------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.2%)
---------------------------------------------------------------------------------
Other Assets--Note B                                                       1,110
Liabilities--Note F                                                      (15,813)
                                                                        ---------
                                                                         (14,703)
                                                                        ---------
---------------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------------
Applicable to 39,349,634 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $685,248
=================================================================================
NET ASSET VALUE PER SHARE                                                 $17.41
=================================================================================

*   See Note A in Notes to Financial Statements.

-   Non-Income-Producing Security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 2.2%, respectively, of net assets. See Note E in Notes to Financial Statements.

(2) Securities with an aggregate value of $2,287,000 have been segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.

---------------------------------------------------------------------------------
 AT APRIL 30, 2000, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------------
                                               AMOUNT                        PER
                                                (000)                      SHARE
---------------------------------------------------------------------------------
 Paid in Capital                             $543,242                     $13.80
 Undistributed Net
   Investment Income                            1,635                        .04
 Accumulated Net
   Realized Gains                              86,466                       2.20
 Unrealized Appreciation
   (Depreciation)--Note E
   Investment Securities                       54,067                       1.37
   Futures Contracts                             (162)                        --
---------------------------------------------------------------------------------
 NET ASSETS                                  $685,248                     $17.41
=================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are also shown separately.

----------------------------------------------------------------------------------------
                                                                 AGGRESSIVE GROWTH FUND
                                                        SIX MONTHS ENDED APRIL 30, 2000
                                                                                  (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                                    $ 4,282
   Interest                                                                         952
   Security Lending                                                                 122
                                                                               ---------
      Total Income                                                                5,356
                                                                               ---------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                                  238
      Management and Administrative                                               1,065
      Marketing and Distribution                                                     44
   Custodian Fees                                                                    10
   Auditing Fees                                                                      4
   Shareholders' Reports                                                             29
   Trustees' Fees and Expenses                                                        1
                                                                               ---------
      Total Expenses                                                              1,391
      Expenses Paid Indirectly--Note C                                               (6)
                                                                               ---------
      Net Expenses                                                                1,385
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             3,971
----------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                    84,915
   Futures Contracts                                                              2,885
----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                87,800
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                         (6,940)
   Futures Contracts                                                             (1,416)
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                 (8,356)
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $83,415
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------
                                                                     AGGRESSIVE GROWTH FUND
                                                                -----------------------------
                                                                   SIX MONTHS            YEAR
                                                                        ENDED           ENDED
                                                                APR. 30, 2000   OCT. 31, 1999
                                                                        (000)           (000)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                            $   3,971        $  5,221
   Realized Net Gain                                                   87,800          15,828
   Change in Unrealized Appreciation (Depreciation)                    (8,356)         76,391
                                                                -----------------------------
      Net Increase in Net Assets Resulting from Operations             83,415          97,440
                                                                -----------------------------
DISTRIBUTIONS
   Net Investment Income                                               (5,748)         (5,448)
   Realized Capital Gain                                              (13,293)             --
                                                                -----------------------------
      TOTAL DISTRIBUTIONS                                             (19,041)         (5,448)
                                                                -----------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                             109,553         127,957
   Issued in Lieu of Cash Distributions                                18,312           5,188
   Redeemed*                                                          (67,724)       (143,045)
                                                                -----------------------------
      Net Increase (Decrease) from Capital Share Transactions          60,141          (9,900)
---------------------------------------------------------------------------------------------
   Total Increase                                                     124,515          82,092
---------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                                560,733         478,641
                                                                -----------------------------
   End of Period                                                     $685,248        $560,733
=============================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                               6,725           8,643
   Issued in Lieu of Cash Distributions                                 1,169             380
   Redeemed                                                            (4,192)         (9,898)
                                                                -----------------------------
      Net Increase (Decrease) in Shares Outstanding                     3,702            (875)
=============================================================================================

*Net of redemption fees of $475,000 and $1,060,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 AGGRESSIVE GROWTH FUND
                                                                           YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING              SIX MONTHS ENDED     -----------------------------------------------------        JUN. 30* TO
THROUGHOUT EACH PERIOD                 APRIL 30, 2000         1999           1998           1997           1996      OCT. 31, 1995
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $15.73       $13.11         $15.89         $12.53         $10.23             $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                          .10          .15            .13            .15            .18                .04
   Net Realized and Unrealized Gain (Loss)
      on Investments                             2.11         2.62          (1.69)          4.10           2.20                .19
                                              --------------------------------------------------------------------------------------
      Total from Investment Operations           2.21         2.77          (1.56)          4.25           2.38                .23
                                              --------------------------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income          (.16)        (.15)          (.14)          (.18)          (.08)                --
   Distributions from Realized Capital Gains     (.37)          --          (1.08)          (.71)            --                 --
                                              --------------------------------------------------------------------------------------
      Total Distributions                        (.53)        (.15)         (1.22)          (.89)          (.08)                --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $17.41       $15.73         $13.11         $15.89         $12.53             $10.23
====================================================================================================================================

TOTAL RETURN**                                 14.42%       21.30%        -10.41%         35.83%         23.40%              1.69%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Period (Millions)          $685         $561           $479           $444           $133                $62
   Ratio of Total Expenses to
      Average Net Assets                       0.45%+        0.46%          0.43%          0.40%          0.38%             0.06%+
   Ratio of Net Investment Income to
      Average Net Assets                       1.29%+        1.00%          0.93%          1.28%          1.78%             2.22%+
   Portfolio Turnover Rate                       82%+          51%            71%            85%           106%                 0%
====================================================================================================================================

* Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

** Total returns do not reflect the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

+   Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Aggressive Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of these contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2000, the fund had contributed capital of $126,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.13% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2000, custodian fee offset arrangements reduced expenses by $6,000.

D. During the six months ended April 30, 2000, the fund purchased $289,395,000 of investment securities and sold $238,192,000 of investment securities, other than temporary cash investments.

E. At April 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $54,067,000, consisting of unrealized gains of $136,768,000 on securities that had risen in value since their purchase and $82,701,000 in unrealized losses on securities that had fallen in value since their purchase.

     At April 30, 2000, the aggregate settlement value of open futures contracts expiring through June 2000 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------
                                                          (000)
                                              ----------------------------
                                               AGGREGATE     UNREALIZED
                               NUMBER OF      SETTLEMENT    APPRECIATION
FUTURES CONTRACTS           LONG CONTRACTS       VALUE     (DEPRECIATION)
--------------------------------------------------------------------------
S&P 500 Index                     78           $28,470         $(180)
S&P MidCap 400 Index              27             6,517            18
--------------------------------------------------------------------------

F. The market value of securities on loan to broker/dealers at April 30, 2000, was $13,523,000, for which the fund held cash collateral of $14,640,000. Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
-------------------------------------------------------------------------------
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital Appreciation Fund*
Tax-Managed Growth and Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
-------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
-------------------------------------------------------------------------------
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
-------------------------------------------------------------------------------
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio,
  Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
-------------------------------------------------------------------------------
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

      For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from
        The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600.
               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

     The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.
ROBERT A. DiSTEFANO - Information Technology.
JAMES H. GATELY - Individual Investor Group.
KATHLEEN C. GUBANICH - Human Resources.
IAN A. MacKINNON - Fixed Income Group.
F. WILLIAM McNABB, III - Institutional Investor Group.
MICHAEL S. MILLER - Planning and Development.
RALPH K. PACKARD - Chief Financial Officer.
GEORGE U. SAUTER - Quantitative Equity Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

April 30, 2000


WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q1142 062000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD(R)
GLOBAL EQUITY FUND

Semiannual Report - April 30, 2000

[PHOTO]

[THE VANGUARD GROUP LOGO]

       HAVE THE PRINCIPLES OF INVESTING CHANGED?

       In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

       Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

       And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

       However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

       Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

       - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

       - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

       - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

       - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS

REPORT FROM THE CHAIRMAN ......................    1
THE MARKETS IN PERSPECTIVE ....................    4
REPORT FROM THE ADVISER .......................    6
FUND PROFILE ..................................    8
PERFORMANCE SUMMARY ...........................   11
FINANCIAL STATEMENTS ..........................   12

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted. "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan

       Vanguard Global Equity Fund earned a total return of 5.0% during the first half of its 2000 fiscal year--a result that fell well short of those of its competitive standards, whose fortunes were more closely tied to soaring technology-related stocks.

----------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                      SIX MONTHS ENDED
                                                       APRIL 30, 2000
----------------------------------------------------------------------
Vanguard Global Equity Fund                                 5.0%
----------------------------------------------------------------------
Average Global Fund*                                       16.4%
----------------------------------------------------------------------
MSCI All Country World Index                                8.1%
----------------------------------------------------------------------

*Derived from data provided by Lipper Inc.

       The adjacent table compares the fund's six-month total return (capital change plus reinvested dividends) with those of the average global mutual fund and the unmanaged Morgan Stanley Capital International (MSCI) All Country World Index.

       For your reference, the total return of the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, was 7.2% during the period, and the return of the Wilshire 4500 Completion Index, which represents the remainder of the U.S. stock market, was 19.2%. The MSCI Europe, Australasia, Far East (EAFE) Index of international stocks earned 6.8%.

       The fund's return is based on a decrease in net asset value from $14.10 per share on October 31, 1999, to $13.78 per share on April 30, 2000, and is adjusted for a dividend of $0.18 per share paid from net investment income and a distribution of $0.84 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy displayed remarkable vigor during the six months. Its staying power was impressive, too: April marked the 109th month of uninterrupted expansion--more than nine years without a recession. Preliminary estimates for the first quarter of 2000 indicated that the economy was growing at a 5.4% annual rate, a strong follow-up to the previous quarter's astounding 7.3% rate.

       A growing economy creates a good climate for stocks, and the overall stock market, as measured by the Wilshire 5000 Total Market Index, rose 9.7% for the half-year. However, concerns about inflation and the high valuations of many tech stocks contributed to very high volatility. The volatility was especially evident among small-cap and technology issues. The 18.7% return of the small-cap Russell 2000 Index resulted from a 35.2% gain from October 31 through February 29, followed by a -12.2% return in March and April.

-----------------------------------------------------------------------------------------
                                                                TOTAL RETURNS
                                                  ---------------------------------------
                                                  OCT. 31, 1999, TO          FEB. 29 TO
INDEX                                              FEB. 29, 2000            APR. 30, 2000
-----------------------------------------------------------------------------------------
Russell 1000 Growth                                    16.3%                    2.1%
Russell 1000 Value                                    -10.7                    10.9
-----------------------------------------------------------------------------------------
Russell 2000 Growth                                    58.8%                  -19.5%
Russell 2000 Value                                      7.1                     1.1
-----------------------------------------------------------------------------------------
MSCI EAFE Growth                                       18.9%                   -4.8%
MSCI EAFE Value                                        -1.4                     2.0
-----------------------------------------------------------------------------------------
Nasdaq Composite                                       58.8%                  -17.7%
-----------------------------------------------------------------------------------------

       The table at right shows the striking shift in leadership from growth stocks in the first four months of the period to value stocks in the final two. The pattern was evident overseas, too, as indicated by results for the growth and value segments of the MSCI EAFE Index. In both the United States and abroad, technology, media, and telecommunications companies garnered a good deal of investors' attention and posted the biggest gains.

       For U.S. investors, gains in international markets were generally reduced by the strength of the U.S. dollar, which was particularly strong versus the euro, the common currency of 11 European nations. A strong dollar diminishes the returns of foreign investments held by U.S. investors, while a weak dollar augments their returns. For example, the 6.8% dollar-based return of the EAFE Index was actually less than half of the index's 16.4% return in local currency. Germany's 33.3% advance in local currency was reduced to 15.5% in dollars, and Japan's 7.1% return was reduced to 3.4% in dollars.

PERFORMANCE OVERVIEW

Vanguard Global Equity Fund's six-month total return of 5.0% was 11.4 percentage points lower than the return of the average global fund and 3.1 percentage points behind that of the MSCI All Country World Index.

       As you know, our investment adviser, Marathon Asset Management Limited, selects a diversified group of stocks from around the world. During the half-year, the reason for our shortfall relative to our competitive standards boiled down to style rather than geography. In virtually all of the markets in which the fund invested, richly valued growth-oriented stocks led the way, leaving the value-oriented stocks that Vanguard Global Equity Fund emphasizes far behind for most of the period. Our fund's return was essentially flat for the first four months of the period (it was down -0.4% from November through February). But during the final two months of the half-year, the fund earned 5.4% as value shares surged and tech shares plunged. Over the long run, we expect the fund's value approach to benefit shareholders, but we acknowledge that value stocks will be out of step with the market from time to time.

       The fund's largest commitment to any single country was its 36% stake in U.S. stocks, where growth-oriented companies booked solid advances, despite high volatility. Our unmanaged benchmark held more than 47% of its assets in the United States, giving it a big advantage over your fund. The fund held about 22% of its assets in the Pacific Region, including nearly 15% in Japan, which, as mentioned previously, returned just 3.4% in dollars during the period. (Our index benchmark has a slightly lower weighting of about 12% in Japan.) Our next biggest stake was in the United Kingdom--where we held about 11% of the fund's assets--which posted a six-month return of -3.1% in dollars.

       Our six-month results were, of course, disappointing relative to those of our competitive benchmarks. However, we believe that our investment approach is sound and that our much lower costs and the disciplined approach of our investment adviser will result in long-term returns that are fully competitive with those of similar funds.

IN SUMMARY

The spring turnabout in stocks, when downtrodden value issues suddenly rose and technology-dominated growth indexes plummeted, served as a vivid reminder of the stock market's short-term unpredictability and volatility.

     Such sudden shifts in market leadership are certain to occur now and then, but their timing and duration are extremely unpredictable. That is why we advocate diversification and a long-term orientation. Investors who maintain exposure to the major asset classes through balanced portfolios of well-diversified stock funds, bond funds, and money market funds have generally found it easier to maintain equilibrium in turbulent times. Though international investments involve the added risk of currency fluctuations, they can add a valuable element of diversification to a portfolio of U.S. equities. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

May 25, 2000

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 2000

A surging economy, rising corporate profits, and enthusiasm for technology stocks carried broad stock market indexes higher during the volatile but generally rewarding six months ended April 30, 2000.

       Stocks rose despite a modest pickup in inflation and a rise in interest rates, both of which did some damage to bond prices. Through the first four months of the period, the stock market was dominated by optimism about the long-term outlook for technology, telecommunications, and media companies. But sentiment then shifted and the tech and telecom groups fell sharply, giving back some of the spectacular gains achieved over the previous year or so.

       For both bond and stock investors, uncertainty centered mainly on how the Federal Reserve Board would react to the surprising performance of the U.S. economy, which grew at a 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at a three-decade low of 3.9%, Fed policymakers grew increasingly concerned that inflation was bound to worsen. The Fed raised short-term interest rates by 0.25 percentage point three times during the six-month period. These boosts, following identical increases in June and August of 1999, took the Fed's target for short-term rates to 6.0%. Yet the economy continued to soar--including even the housing and automobile sectors, which often are the first to slow down in response to higher interest rates.

-----------------------------------------------------------------------------------
                                                       TOTAL RETURNS
                                                  PERIODS ENDED APRIL 30, 2000
                                          -----------------------------------------
                                          6 MONTHS          1 YEAR         5 YEARS*
-----------------------------------------------------------------------------------
STOCKS
  S&P 500 Index                              7.2%           10.1%            25.3%
  Russell 2000 Index                        18.7            18.4             15.3
  Wilshire 5000 Index                        9.7            12.2             23.9
  MSCI EAFE Index                            6.8            14.2             10.7
-----------------------------------------------------------------------------------
BONDS
  Lehman Aggregate Bond Index                1.4%           1.3%              6.8%
  Lehman 10 Year Municipal Bond Index        2.4           -0.3               6.1
  Salomon Smith Barney 3-Month
     U.S. Treasury Bill Index                2.7            5.1               5.2
-----------------------------------------------------------------------------------
OTHER
Consumer Price Index                         1.8%           3.0%              2.4%
-----------------------------------------------------------------------------------

*Annualized.

       Inflation gauges provided ambiguous readings. The Consumer Price Index increased 1.8% and 3.0% for the 6- and 12-month periods ended April 30, but much of the acceleration in inflation was due to higher energy and food prices. The core inflation rate, which excludes those sectors, was up a less-ominous 2.2% over the year.

U.S. STOCK MARKETS

The technology sector, which accounts for about one-quarter of the stock market's total value, dominated the market during the half-year, despite suffering a sharp setback late in the period. Even after a -34% fall from March 10 through mid-April, the tech-heavy Nasdaq Composite Index registered a 30.8% return for the six months.

       The overall stock market, as measured by the Wilshire 5000 Total Market Index, gained 9.7%. There was a decided split in results from large- and small-capitalization stocks.

The large-cap S&P 500 Index returned 7.2%, while the rest of the U.S. stock market gained 19.2%.

       Top performers during the half-year were companies in computer software and hardware, semiconductors, Internet-related businesses, and wireless communications. Fully half of the 58 companies in the S&P 500's technology group gained more than 50%, and the average return for tech stocks exceeded 39%. A number of tech-related companies in the producer-durables sector also posted impressive gains, and the sector as a whole returned 32%. A return of 34% was achieved by the oil-drilling and services companies in the "other energy" category, which benefited from higher oil and gas prices. The worst-performing sector was consumer staples (-18%), a category that includes supermarket, food, beverage, and tobacco stocks. Next in line were financial-services companies (-7%), hurt by higher short-term interest rates, which tend to raise borrowing costs for banks and can lead to increased loan defaults.

U.S. BOND MARKETS

The Federal Reserve Board's three rate increases succeeded in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose during the half-year to 5.83%, an increase of 0.74 percentage point (74 basis points) that virtually matched the Fed's target. However, long-term rates didn't move nearly as far. The 10-year Treasury note rose just 19 basis points, to 6.21%, as of April 30. And yields actually fell a bit for very long-term Treasury bonds, a result of shrinking supply. Because of the federal government's budget surplus, the U.S. Treasury decided to reduce issuance of new bonds and to buy back some of its existing long-term bonds. As investors reacted, the yield of the 30-year Treasury declined 20 basis points--from 6.16% to 5.96%--during the half-year.

       The result of higher short-term rates and relatively stable long-term rates was an unusual inversion in the Treasury yield curve. Instead of the usual upward-sloping curve--which shows yields increasing in tandem with maturities--there was a pronounced drop-off. As of April 30, the yield of 30-year Treasuries was two-thirds of a percentage point below the 6.62% yield on 3-year Treasury notes.

       A similar pattern emerged outside the Treasury market, although long-term yields remained above yields for short-term corporate, municipal, and mortgage-backed securities. The overall bond market, as measured by the Lehman Aggregate Bond Index, provided a 1.4% return, as an average price decline of -2.0% offset most of a 3.4% income return.

INTERNATIONAL STOCK MARKETS

Despite declines in March and April, stock markets in Europe, Asia, and many emerging markets produced strong half-year gains as investors responded to improving global economic growth and a rise in corporate merger-and-acquisition activity. However, many of the gains were slashed for U.S. investors as the dollar gained strength against most other currencies. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

       In U.S.-dollar terms, the overall return from developed foreign markets was a very solid 6.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. However, in local currencies, the EAFE Index return was 16.4%.

       In Europe, an average 21.1% gain in local-currency terms was reduced to 8.4% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned 3.6% in dollars, less than half the 7.5% gain in local currencies. The Select Emerging Markets Free Index returned 12.3% in U.S. dollars, with the biggest gains in Turkey (+148%), Russia (+123%), and Israel (+50%).

REPORT FROM THE ADVISER

During the six months ended April 30, 2000, Vanguard Global Equity Fund earned 5.0%, lagging the 8.1% gain of the Morgan Stanley Capital International All Country World Index, our unmanaged benchmark. This was a disappointing start to the year, particularly given the improvement in performance that appeared to be under way in the last fiscal year.

       The first half of fiscal 2000 encompassed perhaps the height of the global boom in stocks of technology, media, and telecommunications (TMT) companies, and it also saw a slowdown in the recoveries of Asian stock markets. In comparison with the MSCI index, the Global Equity Fund continues to underweight the TMT sectors and to overweight Asia. These strategic investment decisions, which we still believe will pay off over the long run, caused the fund to underperform the benchmark during the last six months.

       In terms of stock selection, almost all of our shortfall against the index can be traced to two telecommunications equipment stocks that the fund did not own: Nokia, of Finland, and Nortel Networks, of Canada. A silver lining can be found in the fund's lower volatility relative to the benchmark and its improved performance during calendar 2000. This was particularly marked in April, when the Global Equity Fund held up better than the benchmark (declining -1.4% versus -4.5% for the All Country World Index).

       The first half of our fiscal year was characterized by continuing strong economic growth worldwide. This unsettled the fixed-income markets, as investors feared that monetary policymakers would react by increasing interest rates to slow economic growth. In Europe, such fears were exacerbated by the weakness in the euro, which has now declined by more than 20% against the dollar since the euro's inception in January 1999.

       Stock market averages appeared resilient, but this reflected a boom in the TMT sectors more than anything else. These sectors' extraordinary climb was a global phenomenon, but perhaps the greatest excesses occurred in Asia with the rise (and subsequent fall) of firms like Hikari Tsushin in Japan and Pacific Century CyberWorks in Hong Kong. By the end of the period, Hikari Tsushin, for example, was down by some -90% from its peak. With the technology boom in the United States looking nearly as jaded (witness the collapse in e-commerce stocks), the Global Equity Fund's underweighting in TMT sectors looked markedly more sensible at the end of the half-year than it did in the middle.

       Overall, the fund maintained an average of one-quarter of its assets in Japan and Southeast Asia. In relative terms, this hurt a bit during the period:
In U.S.-dollar terms, Japan returned just 3.4% and the rest of the Pacific region returned 5.0%. The fund also was exposed to sharp declines in Indonesia (-28% in U.S. dollars) and Thailand (-7%), markets that had enjoyed such a rally from their lows during the Asian crisis that some consolidation was necessary.

       Except for TMT stocks in Hong Kong, most investors appeared to dismiss the Pacific region as being too concentrated in "old economy" industries. However, economic recovery continues to gain traction in Asia, external trade accounts are strongly in surplus, and interest rates are likely to remain low, no matter what happens in the U.S. bond market. The case for continuing to overweight the fund in Asia seems strong, and all the more so since valuations are once again at very attractive levels.

       The Global Equity Fund remains underweighted in U.S. stocks and roughly even with the index weighting in Europe. As the TMT sectors kept booming, the Global Equity Fund sold more of its holdings in these overheated and overvalued groups, putting the proceeds into more traditional firms with more attractive valuations. Most of the fund's sales in Europe and Japan were in the media or telecom sectors.

       Overall, transactions during the past six months have left the Global Equity Fund increasingly at odds with recent market trends. This is evident when our sector weightings are compared with our benchmark's. The fund's exposure to information-technology stocks is 6.8% of assets, versus 22.7% for the index. In communications services, the fund has a 3.9% stake, versus 11.1% for the index. In previous reports, we have described the Global Equity Fund's main "bets" versus the index as: (1) value, (2) mid-capitalization companies, and (3) Asia. Events of the last six months increased these bets. For instance, the average market cap of the fund's holdings is $19 billion, less than one-fifth the average of $107 billion for the index.

       The outlook for financial markets will be dominated in the coming months by the two main unresolved debates in investment circles. First is the future of the so-called new economy--or, rather, the value that should be placed on what increasingly seem to be marginal companies with huge financing needs that are facing major increases in competition. The second issue--the collision between central bank policy and economic growth--may be more important for the broader indexes and the fund's absolute performance. The U.S. Federal Reserve Board seems determined to tighten monetary policy by raising interest rates until economic activity weakens and inflationary pressures subside. This would appear ominous for all equities, no matter whether they are drawn from old or new industry sectors. Two mitigating factors suggest a more satisfactory outcome, however, for your fund. First, the U.S. yield curve is already inverted, suggesting that there is limited upward pressure on long-term interest rates. Second, many of the fund's holdings sell at prices that already seem to reflect recessionary conditions, so they would seem to have limited downside risk.

       Although a bursting of the TMT bubble might precipitate a broad bear market, your fund remains well placed for a return to anything that more resembles normal investment conditions.

Jeremy Hosking, Portfolio Manager
Marathon Asset Management Limited

May 10, 2000

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by investing in a widely diversified group of stocks chosen on the basis of industry analysis as well as an assessment of each company's strategies for new investment and for dealing with competition within its industry.

FUND PROFILE
GLOBAL EQUITY FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------
                      GLOBAL EQUITY             MSCI*
-----------------------------------------------------
Number of Stocks                303             2,257
Turnover Rate                 27%**                --
Expense Ratio               0.67%**                --
Cash Reserves                  3.5%                --

 *MSCI All Country World Index.
**Annualized.

[PIE CHART]

FUND ALLOCATION BY REGION
-----------------------------------------------------
NORTH AMERICA                                42%
EUROPE                                       29%
PACIFIC                                      22%
EMERGING MARKETS                              7%

VOLATILITY MEASURES
-----------------------------------------------------
                         GLOBAL EQUITY     MSCI EAFE
-----------------------------------------------------
R-Squared                         0.75          1.00
Beta                              0.84          1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
-------------------------------------------------
General Motors Corp.                         1.4%
Micron Technology, Inc.                      1.3
IMC Global Inc.                              1.3
The Bank of New York Co., Inc.               1.1
Nippon Telegraph and Telephone Corp.         1.1
The Limited, Inc.                            1.0
First Data Corp.                             1.0
FMC Corp.                                    1.0
Total Fina Elf SA                            1.0
Hewlett-Packard Co.                          0.9
-------------------------------------------------
Top Ten                                     11.1%

Country Diversification table is on page 10.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FUND ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------
                                           APRIL 30, 1999          APRIL 30, 2000
                                           -----------------------------------------
                                           GLOBAL EQUITY      GLOBAL EQUITY    MSCI*
                                           -----------------------------------------
Australia ...............................       2.6%               1.5%        1.1%
Belgium .................................       0.0                0.0         0.3
Canada ..................................       5.9                6.0         2.3
China ...................................       0.1                0.1         0.0
Denmark .................................       0.4                0.9         0.3
Finland .................................       1.8                1.5         1.6
France ..................................       4.6                4.2         4.9
Germany .................................       3.3                2.4         4.1
Hong Kong ...............................       2.9                2.9         1.0
Indonesia ...............................       0.4                0.5         0.1
Ireland .................................       0.5                0.5         0.2
Italy ...................................       2.2                1.8         1.9
Japan ...................................      13.8               14.6        12.3
Malaysia ................................       1.2                1.7         0.0
Mexico ..................................       1.0                0.9         0.6
Netherlands .............................       1.5                1.2         2.3
New Zealand .............................       0.0                0.3         0.1
Norway ..................................       0.3                0.5         0.2
Philippines .............................       0.3                0.2         0.1
Singapore ...............................       1.6                2.6         0.4
South Africa ............................       1.9                2.3         0.5
South Korea .............................       0.0                0.0         0.6
Spain ...................................       1.6                1.3         1.2
Sweden ..................................       2.8                3.0         1.6
Switzerland .............................       1.3                1.5         2.5
Thailand ................................       0.9                0.9         0.1
United Kingdom ..........................      10.8               10.6         9.2
United States ...........................      36.3               36.1        47.3
Other ...................................       0.0                0.0         3.2
------------------------------------------------------------------------------------
Total                                         100.0%             100.0%      100.0%
------------------------------------------------------------------------------------

*MSCI All Country World Index.

PERFORMANCE SUMMARY
GLOBAL EQUITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 2000
--------------------------------------------------------
         GLOBAL EQUITY FUND          MSCI*
FISCAL   CAPITAL  INCOME    TOTAL    TOTAL
YEAR     RETURN   RETURN   RETURN   RETURN
--------------------------------------------------------
1995      0.5%     0.0%     0.5%       1.9%
1996     16.3      0.7     17.0       15.6
1997     10.9      1.3     12.2       15.7
1998     -1.8      1.8      0.0       12.8
1999     23.9      2.6     26.5       26.4
2000**    3.7      1.3      5.0        8.1

*MSCI All Country World Index.
**Six months ended April 30, 2000.
See Financial Highlights table on page 19 for dividend and capital gains information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
------------------------------------------------------------------------------------------------
                                                                             SINCE INCEPTION
                                            INCEPTION                   ------------------------
                                               DATE         1 YEAR      CAPITAL  INCOME   TOTAL
------------------------------------------------------------------------------------------------
Global Equity Fund                          8/14/1995       19.77%      11.54%    1.69%   13.23%
   Fee-Adjusted Returns**                                   18.57       11.30     1.69    12.99
------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.
**Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are sub-tracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
GLOBAL EQUITY FUND                       SHARES              (000)
-------------------------------------------------------------------
COMMON STOCKS (96.5%)
-------------------------------------------------------------------
AUSTRALIA (1.5%)
  Australia & New Zealand Bank
   Group Ltd.                           101,582          $     702
  WMC Ltd.                              135,000                560
  Santos Ltd.                           167,000                380
  CSR Ltd.                               71,098                156
  Westralian Sands Ltd.                  60,516                132
  Normandy Mining Ltd.                  251,587                125
  Goldfields Ltd.                       113,155                 72
- Pasminco Ltd.                         105,000                 55
                                                       ------------
                                                             2,182
                                                       ------------
CANADA (5.8%)
- Air Canada                            130,544              1,328
- Rogers Communications, Inc.
   Class B                               48,000              1,249
  Abitibi-Consolidated Inc.              99,000              1,119
  Alcan Aluminium Ltd.                   32,400              1,054
  Imperial Oil Ltd.                      40,100                939
  Canadian Pacific Ltd.                  38,100                886
- Hudson's Bay Co.                       69,000                820
  National Bank of Canada                38,000                533
  Stelco, Inc. Class A                   75,000                425
  Stelco Inc. Series A Cvt.              25,500                145
- Canadian Zinc Corp.                    70,000                 22
                                                       ------------
                                                             8,520
                                                       ------------
CHINA (0.1%)
  The Guangshen Railway
   Co., Ltd.                          1,756,500                212
                                                       ------------
DENMARK (0.9%)
  Tele Danmark A/S                       13,200                968
  Bang & Olufsen Holding A/S
   B Shares                               5,000                166
  Coloplast A/S B shares                  3,900                164
                                                       ------------
                                                             1,298
                                                       ------------
FINLAND (1.5%)
  UPM-Kymmene Oyj                        20,500                532
  Metso Oyj                              33,500                443
  Sampo Insurance Co., Ltd.
   A Shares                               9,900                375
  Metsa-Serla Oyj B Shares               38,000                323
  Outokumpu Oyj A Shares                 20,000                236
  KCI Konecranes International PLC        7,000                233
                                                       ------------
                                                             2,142
                                                       ------------
FRANCE (4.0%)
  Total Fina Elf SA                       9,348              1,422
  Pechiney SA A Shares                   16,599                729
  Usinor Sacilor SA                      50,500                665
  Thomson-CSF SA                         14,700                524
  Banque Nationale de Paris SA            6,261                507
  Aventis                                 7,201                398
  Compagnie de St. Gobain SA              2,800                383
  Carrefour SA                            5,788                378
  Vivendi                                 3,523                349
  Scor SA                                 7,500                327
  Clarins SA                              2,039                203
                                                       ------------
                                                             5,885
                                                       ------------

-------------------------------------------------------------------
                                                            MARKET
                                                            VALUE*
                                         SHARES              (000)
-------------------------------------------------------------------
GERMANY (2.3%)
  Adidas-Salomon AG                      15,300          $     982
- Fresenius Medical Care AG ADR          28,344                696
  Bayerische Hypo-und
   Vereinsbank AG                        10,600                647
  Veba AG                                 8,720                439
  Bayerische Motoren Werke AG            13,280                358
  Buderus AG                             18,200                308
                                                       ------------
                                                             3,430
                                                       ------------
HONG KONG (2.8%)
  Television Broadcasts Ltd.            170,000              1,162
  Cathay Pacific Airways Ltd.           301,000                543
  Hong Kong & China Gas Co., Ltd.       469,236                515
  Hysan Development Co., Ltd.           423,910                476
  Hang Seng Bank Ltd.                    44,000                405
  Hong Kong Electric Holdings Ltd.      119,226                372
  Cafe De Coral Holdings Ltd.           725,000                261
  Hong Kong Aircraft &
   Engineering Co., Ltd.                 97,000                152
  Mandarin Oriental International
   Ltd.                                 257,690                143
- China Southern Airlines Co. Ltd.      550,000                101
  Cable & Wireless HKT Ltd.               2,069                  5
                                                       ------------
                                                             4,135
                                                       ------------
INDONESIA (0.5%)
- PT Astra International                449,000                181
- PT Matahari Putra Prima1,             262,000                147
- PT Bank Pan Indonesia               2,093,600                 99
  PT Semen Gresik TbK                    90,000                 93
  PT Gudang Garam                        52,000                 82
- PT Citra Marga Nusaphala
   Persada                              774,000                 56
- PT Mulia Industrindo                  620,000                 31
- PT Bank Universal B Shares          1,875,000                 30
- PT Lippo Bank (Local)                 943,000                 18
- PT Bank Pan Indonesia
   Warrants Exp. 7/8/2002                76,200                  1
                                                       ------------
                                                               738
                                                       ------------
IRELAND (0.5%)
  Independent News & Media PLC           57,244                458
  Waterford Wedgewood PLC               190,000                194
  Fyffes PLC                             71,000                120
                                                       ------------
                                                               772
                                                       ------------
ITALY (1.8%)
  Saipem SpA                            128,000                635
  Ente Nazionale Idrocarburi SpA        124,500                621
  Luxottica Group SpA ADR                25,000                597
  Credito Italiano SpA                   85,000                345
  Banco Popolare di Milano SpA           42,000                251
  Industrie Natuzzi SpA ADR              12,200                134
                                                       ------------
                                                             2,583
                                                       ------------
JAPAN (14.1%)
  Nippon Telegraph and
   Telephone Corp.                          130              1,612
- Itochu Corp.                          200,000                931
  Hitachi Ltd.                           64,000                764
  Tokyo Gas Co., Ltd.                   347,000                764
  Daiichi Pharmaceutical Co., Ltd.       42,000                722
  Tokyo Broadcasting System, Inc.        16,000                696
  Fujitsu Ltd.                           24,000                680
  Sumitomo Trust & Banking
   Co., Ltd.                             80,000                585
  Dai-Nippon Printing Co., Ltd.          34,000                577
  Ono Pharmaceutical Co., Ltd.           13,500                568
  Toppan Printing Co., Ltd.              52,000                544
  Citizen Watch Co., Ltd.                72,000                540
  Matsushita Electric Works, Ltd.        48,000                533
- Fuji Electric Co. , Ltd.              176,000                528
  Sumitomo Corp.                         46,000                515
  Bank of Yokohama Ltd.                 129,000                494
  Shiseido Co., Ltd.                     37,000                468
  Nippon Mitsubishi Oil Corp.           128,000                443
  Sony Corp.                              3,800                436
  Eisai Co., Ltd.                        14,000                408
  Kyowa Hakko Kogyo Co.                  42,000                402
  Sumitomo Electric Industries Ltd.      30,000                399
  Intec, Inc.                            15,000                391
  Stanley Electric Co.                   51,000                389
  Toyo Seikan Kaisha Ltd.                22,000                389
  Yamaha Motor Co., Ltd.                 44,000                375
  Sanwa Bank Ltd.                        38,000                367
  Sekisui Chemical Co.                   95,000                348
  Alps Electric Co., Ltd.                26,000                331
  Japan Radio Co., Ltd.                  35,000                294
  Nippon Broadcasting System, Inc.        4,000                286
- Ishikawajima-Harima Heavy
   Industries Co.                       256,000                280
  Dai-Ichi Kangyo Bank                   33,000                274
  Ryosan Co., Ltd.                       14,000                245
  Lion Corp.                             58,000                239
  Lintec Corp.                           21,000                220
  Sumitomo Forestry Co.                  36,000                205
  Tabai Espec Corp.                      28,000                195
  Noritake Co., Ltd.                     50,000                187
  Fuji Oil Co.                           27,000                186
  Nisshinbo Industries, Inc.             32,000                146
  Shimadzu Corp.                         29,000                146
  Kokuyo Co., Ltd.                       10,000                142
  Toyo Ink Manufacturing                 80,000                141
  Dai-Nippon Pharmaceutical
   Co., Ltd.                             15,000                139
  Alpine Electronics Inc.                 9,000                137
- Tsuzuki Denki Co., Ltd.                27,000                137
  ISB Corp.                               5,000                135
  New Japan Radio Co., Ltd.              16,000                125
  Furukawa Electric Co.                   8,000                111
  Jeol Ltd.                              23,000                107
- Japan Aviation Electronics
   Industry, Ltd.                        18,000                 98
- Hitachi Electronics Engineering
   Co., Ltd.                             12,000                 97
  Calsonic Corp.                         50,000                 93
  Sankyo Seiko Co.                       35,000                 81
  Hitachi Koki Co.                       16,000                 36
                                                       ------------
                                                            20,681
                                                       ------------
MALAYSIA (1.6%)
  Resorts World Bhd.                    231,000                748
  Technology Resources
   Industries Bhd.                      263,000                336
  Malayan Banking Bhd.                   69,537                289
  Carlsberg Brewery Malaysia Bhd.        74,500                255

-------------------------------------------------------------------
                                                             MARKET
                                                             VALUE*
GLOBAL EQUITY FUND                       SHARES               (000)
-------------------------------------------------------------------
  Perlis Plantations Bhd.               189,000          $      254
  Genting Bhd.                           44,000                 177
  British American Tobacco Bhd.          19,000                 148
  Kumpulan Guthrie Bhd.                 174,000                 132
                                                       ------------
                                                              2,339
                                                       ------------
MEXICO (0.9%)
  Telefonos de Mexico SA
   Class L ADR                            9,400                 553
- Grupo Financiero Banamex
   Accival SA de CV                     146,000                 528
  Vitro SA ADR                           45,000                 172
- Grupo Financiero Banamex
   Accival SA de CV Series L              3,000                  11
                                                       ------------
                                                              1,264
                                                       ------------
NETHERLANDS (1.1%)
  Koninklijke (Royal) Philips
   Electronics NV                        25,744               1,151
- Nedlloyd Groep NV                      13,015                 276
  Koninklijke Boskalis
   Westminster NV                        13,707                 245
                                                       ------------
                                                              1,672
                                                       ------------
NEW ZEALAND (0.3%)
  Telecom Corp. of
   New Zealand Ltd.                      78,000                 330
  Tranz Rail Holdings Ltd.               47,000                  61
  Wrightson Ltd.                        150,000                  28
                                                       ------------
                                                                419
                                                       ------------
NORWAY (0.5%)
  Schibsted ASA                          18,000                 374
  DNB Holding ASA                        61,000                 214
  Rieber & Sons ASA B Shares             25,000                 120
                                                       ------------
                                                                708
                                                       ------------
PHILIPPINES (0.2%)
  San Miguel Corp. Class B              270,900                 341
                                                       ------------
SINGAPORE (2.5%)
  Jardine Strategic Holdings Ltd.       469,500               1,155
  Overseas-Chinese Banking
   Corp., Ltd.                           77,000                 528
  Singapore Press Holdings Ltd.          26,100                 511
  TIBS Holdings Ltd.                    574,500                 424
  DelGro Corp., Ltd.                     98,000                 241
  Overseas Union Enterprise Ltd.         82,000                 207
- Great Eastern Holdings Ltd.            12,000                 173
  United Industrial Corp., Ltd.         250,000                 105
  Fraser & Neave Ltd.                    31,000                 100
- Sembcorp Marine Ltd.                  440,000                 186
  Jardine Matheson Holdings Ltd.          7,000                  28
                                                       ------------
                                                              3,658
                                                       ------------
SOUTH AFRICA (2.2%)
  De Beers Centenary AG                  27,000                 554
  Gencor Ltd.                           203,000                 476
  Sanlam Ltd.                           282,000                 335
  JD Group Ltd.                          49,446                 333
  South African Breweries Ltd.           43,903                 324
  Anglogold Ltd. ADR                     15,530                 302
  Pretoria Portland Cement Co.           38,000                 258
  Barlow Ltd.                            37,200                 232
  Gold Fields Ltd.                       41,632                 135
  Iscor Ltd.                             47,362                 105
  Firstrand Ltd.                         81,000                  96
  Standard Bank Investment Corp.         16,643                  61
  Goldfields of South Africa Ltd.        17,299                  40
  Kersaf Investment Ltd.                  5,179                  18
  Edgars Consolidated Stores Ltd.         1,449                  14
                                                       ------------
                                                              3,283
                                                       ------------
SOUTH KOREA
- Daehan Korean Trust IDR                12,000                  44
                                                       ------------
SPAIN (1.2%)
  Acerinox SA                            12,500                 499
- NH Hoteles SA                          32,000                 360
  Acciona SA                              8,600                 349
  Banco Popular Espanol SA               10,400                 281
  Centros Comerciales Pryca SA           17,400                 211
  Viscofan Industria Navarra de
   Envolturas Celulosicas SA             16,800                 117
                                                       ------------
                                                              1,817
                                                       ------------
SWEDEN (2.9%)
  OM Gruppen AB                          20,200                 839
  LM Ericsson Telephone AB
   B Shares                               8,200                 730
  Stora Enso Oyj R Shares                65,299                 660
  Electrolux AB Series B                 34,000                 575
  ABB Ltd.                                4,397                 491
  Svenska Handelsbanken A Shares         34,500                 457
  BT Industries AB                        9,000                 264
  Hoganas AB B Shares                    12,750                 205
                                                       ------------
                                                              4,221
                                                       ------------
SWITZERLAND (1.5%)
  Publigroupe SA                          1,040                 804
  Novartis AG                               296                 414
- SGS Societe Generale de
   Surveillance Holding SA (Bearer)         250                 389
- Charles Voegele Holding AG              1,780                 347
  Sarna Kunststoff Holding AG               100                 104
  Phoenix Mecano AG                         200                  88
                                                       ------------
                                                              2,146
                                                       ------------
THAILAND (0.9%)
- Advanced Information Services
   (Foreign)                             33,400                 391
- Thai Farmers Bank PLC (Foreign)       296,000                 311
- Siam Cement PLC (Foreign)               9,600                 222
  Post Publishing PLC (Foreign)         130,000                 123
- National Finance & Securities
   PLC (Foreign)                        264,000                  63
  Matichon PLC (Foreign)                 25,000                  43
- Siam Commerical Bank Cvt. Pfd.         51,000                  41
  MBK Properties & Development
   Co. (Foreign)                         59,000                  29
- Golden Land Property
   Development PLC                       98,000                  21
- Siam Commercial Bank Warrants
   Exp. 5/10/2002                        51,000                  13
                                                       ------------
                                                              1,257
                                                       ------------
UNITED KINGDOM (10.3%)
  Racal Electronics PLC                 125,000                 854
  BAA PLC                               129,500                 840

-------------------------------------------------------------------
                                                             MARKET
                                                             VALUE*
                                         SHARES               (000)
-------------------------------------------------------------------
  Diageo PLC                             93,628          $      761
  Hanson PLC                            102,250                 755
  Reckitt Benckiser PLC                  58,290                 598
  Airtours PLC                          109,500                 580
- Telewest Communications PLC            94,500                 577
  Rio Tinto PLC                          37,000                 576
  Reed International PLC                 82,000                 570
  Railtrack Group PLC                    44,000                 560
  Berisford PLC                         110,000                 550
  Barclays PLC                           20,900                 537
  British Aerospace PLC                  85,000                 524
   Associated British Ports
Holdings PLC                            122,400                 504
  Granada Group PLC                      50,000                 490
  Arriva PLC                            150,333                 469
  WPP Group PLC                          28,500                 461
  The Peninsular & Oriental Steam
   Navigation Co.                        46,000                 456
  Boots Co. PLC                          53,500                 416
  Imperial Chemical Industries PLC       47,000                 405
  TI Group PLC                           73,500                 401
  Stagecoach Holdings PLC               378,240                 373
  BP Amoco PLC                           41,000                 356
  E D & F Man Group PLC                  45,000                 350
  Hilton Group PLC                       75,000                 316
  Pilkington PLC                        270,500                 298
  EMI Group PLC                          29,000                 279
  Provident Financial PLC                32,456                 279
  Taylor Woodrow PLC                     94,400                 233
  Hyder PLC                              59,000                 231
  Rentokil Initial PLC                   44,000                 121
  Esporta PLC                            69,000                 114
- PIC International Group PLC           160,000                  89
  Devro PLC                              88,000                  81
  London Clubs International PLC         50,000                  76
                                                       ------------
                                                             15,080
                                                       ------------
UNITED STATES (34.6%)
  AUTO & TRANSPORTATION (5.0%)
  General Motors Corp.                   22,100               2,069
  Burlington Northern Santa Fe Corp.     45,500               1,098
  TRW, Inc.                              18,000               1,053
  Union Pacific Corp.                    23,000                 969
- Lear Corp.                             28,100                 841
- AMR Corp.                              19,000                 647
- Continental Airlines, Inc. Class B     11,300                 452
  Delphi Automotive Systems Corp.        13,322                 255

  CONSUMER DISCRETIONARY (4.1%)
  The Limited, Inc.                      33,778               1,526
  Harcourt General, Inc.                 25,900                 968
  Reader's Digest Assn., Inc. Class A    29,000                 928
  Eastman Kodak Co.                      12,500                 699
- Ryan's Family Steak Houses, Inc.       64,000                 626
- Mandalay Resort Group                  33,000                 623
  Mattel, Inc.                           40,000                 490
- The Neiman Marcus Group, Inc.
   Class B                                5,091                 129

  CONSUMER STAPLES (2.6%)
  McCormick & Co., Inc.                  44,000               1,372
  Philip Morris Cos., Inc.               43,600                 954
- The Kroger Co.                         47,700                 885
  Sara Lee Corp.                         42,000                 630

  FINANCIAL SERVICES (4.6%)
  The Bank of New York Co., Inc.         40,800               1,675
  First Data Corp.                       31,000               1,509
  Dun & Bradstreet Corp.                 36,000               1,085
  Mercury General Corp.                  34,000                 931
  Unitrin, Inc.                          25,600                 864
  American Capital Strategies, Ltd.      15,000                 364
  Fleet Boston Financial Corp.           10,200                 361

  HEALTH CARE (2.8%)
  Columbia/HCA Healthcare Corp.          39,000               1,109
  Baxter International, Inc.             17,000               1,107
  Cardinal Health, Inc.                  19,783               1,089
  Aetna Inc.                             12,200                 706
- Edwards Lifesciences Corp.              3,400                  51

  OTHER ENERGY (0.9%)
  Baker Hughes, Inc.                     39,000               1,241
- McMoRan Exploration Co.                 3,900                  52

  MATERIALS & PROCESSING (6.6%)
  IMC Global Inc.                       124,179               1,917
  Millennium Chemicals, Inc.             58,500               1,166
  Temple-Inland Inc.                     23,000               1,153
  PPG Industries, Inc.                   18,500               1,006
  LTV Corp.                             268,000                 955
  Georgia Pacific Group                  22,300                 820
  American National Can
   Group, Inc.                           46,300                 778
- Inco Ltd.                              45,000                 703
  Fluor Corp.                            16,100                 540
  The Timber Co.                         14,200                 329
- Freeport-McMoRan Copper &
   Gold Inc. Class B                     27,800                 268

  PRODUCER DURABLES (0.8%)
  Lockheed Martin Corp.                  23,000                 572
  CNH Global NV                          42,000                 567

  TECHNOLOGY (4.5%)
- Micron Technology, Inc.                14,000               1,950
  Hewlett-Packard Co.                    10,300               1,391
  International Business
   Machines Corp.                        12,300               1,373
  Electronic Data Systems Corp.          15,000               1,031
  Sabre Holdings Corp.                   13,730                 480
- UNOVA, Inc.                            31,900                 447

  UTILITIES (0.9%)
  SBC Communications Inc.                31,716               1,390

  OTHER (1.8%)
- FMC Corp.                              25,000               1,455
- Berkshire Hathaway Inc. Class B           620               1,187
                                                       ------------
                                                             50,836
                                                       ------------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $125,339)                                           141,663
-------------------------------------------------------------------

-------------------------------------------------------------------
                                               FACE         MARKET
                                              AMOUNT        VALUE*
GLOBAL EQUITY FUND                             (000)         (000)
-------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.1%)
-------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  5.75%, 5/1/2000                             $  5,338       5,338
  5.79%, 5/1/2000--Note G                        3,638       3,638
-------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $8,976)                                              8,976
-------------------------------------------------------------------
TOTAL INVESTMENTS (102.6%)
  (COST $134,315)                                          150,639
-------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.6%)
-------------------------------------------------------------------
Other Assets--Note C                                           663
Liabilities--Note G                                         (4,465)
                                                         ----------
                                                            (3,802)
-------------------------------------------------------------------
NET ASSETS (100%)
-------------------------------------------------------------------
Applicable to 10,656,396 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                               $146,837
-------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                   $13.78
-------------------------------------------------------------------

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.
IDR--International Depositary Receipt.

-------------------------------------------------------------------
                                                Amount          Per
                                                 (000)        Share
-------------------------------------------------------------------
AT APRIL 30, 2000, NET ASSETS CONSISTED OF:
-------------------------------------------------------------------
 Paid in Capital--Note E                      $122,410      $11.49
 Undistributed Net
  Investment Income--Note E                        845         .08
 Accumulated Net Realized
  Gains--Note E                                  7,269         .68
 Unrealized Appreciation
  (Depreciation)--Note F
  Investment Securities                         16,324        1.53
  Foreign Currencies                               (11)         --
-------------------------------------------------------------------
 NET ASSETS                                   $146,837      $13.78
===================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

-----------------------------------------------------------------------------------------
                                                                      GLOBAL EQUITY FUND
                                                         SIX MONTHS ENDED APRIL 30, 2000
                                                                                   (000)
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                                     $1,912
   Interest                                                                          209
   Security Lending                                                                   30
                                                                            -------------
      Total Income                                                                 2,151
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                      311
      Performance Adjustment                                                        (146)
   The Vanguard Group--Note C
      Management and Administrative                                                  207
      Marketing and Distribution                                                       9
   Custodian Fees                                                                     73
   Auditing Fees                                                                       4
   Shareholders' Reports                                                              10
                                                                            -------------
      Total Expenses                                                                 468
      Expenses Paid Indirectly--Note D                                                (1)
                                                                            -------------
      Net Expenses                                                                   467
-----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                              1,684
-----------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
-----------------------------------------------------------------------------------------
   Investment Securities Sold                                                      7,362
   Foreign Currencies and Forward Currency Contracts                                (100)
-----------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                  7,262
-----------------------------------------------------------------------------------------
 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                          (2,778)
   Foreign Currencies and Forward Currency Contracts                                  89
-----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                  (2,689)
-----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $6,257
=========================================================================================

*Dividends are net of foreign withholding taxes of $141,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distrib-utions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------
                                                                    GLOBAL EQUITY FUND
                                                             ----------------------------
                                                                SIX MONTHS          YEAR
                                                                     ENDED         ENDED
                                                             APR. 30, 2000 OCT. 31, 1999
                                                                     (000)         (000)
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                             1,684         1,896
   Realized Net Gain                                                 7,262         9,741
   Change in Unrealized Appreciation (Depreciation)                 (2,689)       17,547
                                                             ----------------------------
      Net Increase in Net Assets Resulting from Operations           6,257        29,184
                                                             ----------------------------
DISTRIBUTIONS
   Net Investment Income                                            (1,693)       (2,588)
   Realized Capital Gain                                            (7,897)       (7,463)
                                                             ----------------------------
      Total Distributions                                           (9,590)      (10,051)
                                                             ----------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                           31,522        31,952
   Issued in Lieu of Cash Distributions                              9,016         8,811
   Redeemed*                                                       (15,822)      (55,377)
                                                             ----------------------------
      Net Increase (Decrease) from Capital Share Transactions       24,716       (14,614)
-----------------------------------------------------------------------------------------
   Total Increase                                                   21,383         4,519
-----------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                             125,454       120,935
                                                             ----------------------------
   End of Period                                                  $146,837      $125,454
=========================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                            2,263         2,326
   Issued in Lieu of Cash Distributions                                656           756
   Redeemed                                                         (1,160)       (4,171)
                                                             ----------------------------
      Net Increase (Decrease) in Shares Outstanding                  1,759        (1,089)
=========================================================================================

*Net of redemption fees of $116,000 and $513,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------
                                                                                GLOBAL EQUITY FUND
                                                                      YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING               SIX MONTHS ENDED    ---------------------------------------------    JUN. 30* TO
THROUGHOUT EACH PERIOD                  APRIL 30, 2000        1999        1998        1997        1996   OCT. 31, 1995
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $14.10      $12.11      $12.79      $11.72      $10.08          $10.00
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                           .16         .20         .19         .19         .13             .04
   Net Realized and Unrealized Gain (Loss)
      on Investments                               .54        2.80        (.20)       1.21        1.58             .04
                                                -----------------------------------------------------------------------
      Total from Investment Operations             .70        3.00        (.01)       1.40        1.71             .08
                                                -----------------------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income           (.18)       (.26)       (.23)       (.14)       (.07)             --
   Distributions from Realized Capital Gains      (.84)       (.75)       (.44)       (.19)         --              --
-----------------------------------------------------------------------------------------------------------------------
      Total Distributions                        (1.02)      (1.01)       (.67)       (.33)       (.07)             --
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $13.78      $14.10      $12.11      $12.79      $11.72          $10.08
=======================================================================================================================

TOTAL RETURN**                                    4.99%      26.52%       0.04%    12.19%        17.05%          0.50%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period (Millions)            $147        $125        $121        $128         $99            $36
   Ratio of Expenses to
      Average Net Assets                         0.67%+       0.71%       0.68%       0.71%       0.85%         0.57%+
   Ratio of Net Investment Income to
      Average Net Assets                         2.15%+       1.39%       1.47%       1.67%       1.53%         2.04%+
   Portfolio Turnover Rate                         27%+         36%         34%         24%         29%             2%
=======================================================================================================================

 *Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.
**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.
 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

       3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

          Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

       4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Marathon Asset Management Ltd. provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International All Country World Index. For the six months ended April 30, 2000, the advisory fee represented an effective annual basic rate of 0.45% of the fund's average net assets before a decrease of $146,000 (0.21%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2000, the fund had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2000, custodian fee offset arrangements reduced expenses by $1,000.

E. During the six months ended April 30, 2000, the fund purchased $36,561,000 of investment securities and sold $17,854,000 of investment securities, other than temporary cash investments.

       During the six months ended April 30, 2000, the fund realized net foreign currency losses of $4,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

       Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Unrealized appreciation on passive foreign investment company holdings at October 31, 1999, was $482,000.

       The fund used a tax accounting practice to apply $2,050,000 of the price of capital shares redeemed to reduce capital gain distribution requirements for the year ended October 31, 1999. Capital gains that were so offset have been reclassified from accumulated net realized gains to paid in capital.

F. At April 30, 2000, net unrealized appreciation of investment securities for federal income tax purposes was $15,842,000, consisting of unrealized gains of $29,287,000 on securities that had risen in value since their purchase and $13,445,000 in unrealized losses on securities that had fallen in value since their purchase. See Note E.

       The fund had net unrealized foreign currency losses of $11,000 resulting from the translation of other assets and liabilities at April 30, 2000.

G. The market value of securities on loan to broker/dealers at April 30, 2000, was $3,516,000, for which the fund held cash collateral of $3,638,000. Cash collateral received is invested in repurchase agreements.

THE VANGUARD(R) FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Aggressive Growth Fund
Capital Opportunity Fund
Convertible Securities Fund
Emerging Markets Stock
  Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund*
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Index Fund*
Health Care Fund
Institutional Index Fund*
International Growth Fund
International Value Fund
Mid-Cap Index Fund*
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
  Appreciation Fund*
Tax-Managed Growth and
  Income Fund*
Tax-Managed International Fund*
Tax-Managed Small-Cap Fund*
Total International Stock
  Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
Utilities Income Fund
Value Index Fund*
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
  Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
  Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term
  Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida,
  Massachusetts, New Jersey,
  New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
  Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York,
  Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

 For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box
                       2600, Valley Forge, PA 19482-2600.

               Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

       Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

       Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

       The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN
(1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JoANN HEFFERNAN HEISEN
(1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
(1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
(1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR.
(1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL
(1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
(1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
(1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.
ROBERT A. DiSTEFANO - Information Technology.
JAMES H. GATELY - Individual Investor Group.
KATHLEEN C. GUBANICH - Human Resources.
IAN A. MacKINNON - Fixed Income Group.
F. WILLIAM McNABB, III - Institutional Investor Group.
MICHAEL S. MILLER - Planning and Development.
RALPH K. PACKARD - Chief Financial Officer.
GEORGE U. SAUTER - Quantitative Equity Group.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q1292 062000

(C) 2000 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor.

VANGUARD(R) GLOBAL
ASSET ALLOCATION FUND

Semiannual - April 30, 2000


[PHOTO]


[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

       In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

       We don't think so.

       The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

       Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

       And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

       However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterproductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

       Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

       - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

       - Diversify your investments with holdings in stocks, bonds, and cash investments.

Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

       - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

       - Capture as much of the market's return as possible by minimizing costs and taxes.

Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.



CONTENTS

REPORT FROM THE CHAIRMAN ............................1

THE MARKETS IN PERSPECTIVE ..........................4

REPORT FROM THE ADVISER .............................6

FUND PROFILE ........................................8

PERFORMANCE SUMMARY ................................10

FINANCIAL STATEMENTS ...............................11



  All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
         "500" are trademarks of The McGraw-Hill Companies, Inc. Frank
           Russell Company is the owner of trademarks and copyrights
            relating to the Russell Indexes. "Wilshire 5000(R)" and
             "Wilshire 4500" are trademarks of Wilshire Associates
                                 Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO]
JOHN J. BRENNAN

A technology-led advance in worldwide stock markets and a general rise in interest rates combined to make for a challenging investment environment during the six months ended April 30, 2000. Vanguard Global Asset Allocation Fund earned a total return of 5.4% during this period--the first half of its 2000 fiscal year. Your fund's return fell short of the gains of its comparative standards largely because of its near-avoidance of the U.S. stock market.

       The adjacent table compares the fund's six-month total return (capital change plus reinvested dividends) with those of the average global flexible fund and the Global Balanced Index, an unmanaged measure of stocks, bonds, and cash. As you can see, our return was 4.3 percentage points behind that of the average global flexible fund and 1.1 percentage points lower than that of our benchmark index.

-------------------------------------------------------
                                        TOTAL RETURNS
                                       SIX MONTHS ENDED
                                        APRIL 30, 2000
-------------------------------------------------------
Vanguard Global Asset Allocation Fund       5.4%
-------------------------------------------------------
Average Global Flexible Fund*               9.7%
-------------------------------------------------------
Global Balanced Index**                     6.5%
-------------------------------------------------------

 *Derived from data provided by Lipper Inc.

**Weighted 60% stock investments, 30% bond investments, and 10% U.S. cash investments; the stock and bond components are based on established local market indexes in each country.

       For your reference, the total return of the Standard & Poor's 500 Index, which is dominated by large-capitalization stocks, was 7.2% for the half-year, and the return of the Wilshire 4500 Completion Index, which represents the remainder of the U.S. stock market, rose 19.2%. The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index of international stocks returned 6.8%. The Lehman Brothers Aggregate Bond Index, a good measure of the U.S. taxable bond market, earned 1.4%.

       The fund's return is based on a decrease in net asset value from $11.59 per share on October 31, 1999, to $10.92 per share on April 30, 2000, and is adjusted for a dividend of $0.52 per share paid from net investment income and a distribution of $0.73 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy displayed remarkable vigor during the six months. Its staying power was impressive, too: April marked the 109th month of uninterrupted expansion--more than nine years without a recession. Preliminary estimates for the first quarter of 2000 indicated that the economy was growing at a 5.4% annual rate, a strong follow-up to the previous quarter's astounding 7.3% rate.

       A growing economy creates a good climate for stocks, and the overall stock market, as measured by the Wilshire 5000 Total Market Index, rose 9.7% for the half-year. However, concerns about inflation and the high valuations of many tech stocks contributed to frequent market swings. The volatility was especially evident among small-cap and technology issues. The small-cap Russell 2000 Index, for example, gained 35.2% from October 31 through February 29, followed by a -12.2% decline in March and April, resulting in a half-year return of 18.7%.

       The table below illustrates the striking shift in leadership from growth stocks in the first four months of the period to value stocks in the final two. The pattern was evident outside of the United States, too, as indicated by results for the growth and value segments of the MSCI EAFE Index. In both the U.S. and abroad, technology, media and telecommunications companies garnered a good deal of investors' attention and posted the biggest gains.

       For U.S. investors, gains in international markets were generally reduced by the strength of the U.S. dollar, which was particularly strong versus the euro, the common currency of 11 European nations. A rise in the dollar's value diminishes the returns of foreign investments held by U.S. investors, while a weaker dollar augments their returns. For example, the 6.8% dollar-based return of the EAFE Index was actually less than half its 16.4% return in local currency. Germany's advance of 33.3% in local currency was reduced to 15.5% in dollars, and Japan's 7.1% return was reduced to 3.4% in dollars.

---------------------------------------------------------------------
                                             TOTAL RETURNS
                                  -----------------------------------
                                  OCT. 31, 1999, TO       FEB. 29 TO
INDEX                               FEB. 29, 2000       APR. 30, 2000
---------------------------------------------------------------------
Russell 1000 Growth                     16.3%               2.1%
Russell 1000 Value                     -10.7               10.9
---------------------------------------------------------------------
Russell 2000 Growth                     58.8%             -19.5%
Russell 2000 Value                       7.1                1.1
---------------------------------------------------------------------
MSCI EAFE* Growth                       18.9%              -4.8%
MSCI EAFE* Value                        -1.4                2.0
---------------------------------------------------------------------
Nasdaq Composite                        58.8%             -17.7%
---------------------------------------------------------------------

*Morgan Stanely Capital International Europe, Australasia, Far East Index
 (divided into its growth- and value-stock components.)

PERFORMANCE OVERVIEW

Vanguard Global Asset Allocation Fund's six-month total return of 5.4%, though a solid result for such a brief period, did not measure up to the returns of either the average global flexible fund or the unmanaged Global Balanced Index.

       Your fund selects stocks from among asset classes and geographic regions in an attempt to participate in the gains of many financial markets while limiting risk. To do this, our investment adviser, Strategic Investment Management, emphasizes investments--both individual securities and broad asset classes--that represent the best relative value. This approach typically results in a value-oriented portfolio that eschews investments whose prices already reflect high expectations for future gains. Accordingly, the U.S. stock market, which is considered richly valued by many and overvalued by some, currently plays a very minor role in your fund. On April 30, about 1% of the fund's assets were invested in U.S. equities, down from a little more than 2% when the half-year began. See the Report From The Adviser beginning on page 6 for more details on Strategic Investment Management's market outlook.

       Overall, the fund's stance during the six months was decidedly defensive. At the end of the period, the Global Asset Allocation Fund held about 24% of its assets in stocks, 44% in bonds, and 32% in cash investments. By way of comparison, our benchmark index holds 60% stocks (including about 40% in the United States), 30% bonds, and 10% cash. Our average peer mutual fund holds about half of its assets in stocks, including a 25% commitment to U.S. equities. In the overseas markets, our adviser reduced the fund's commitment to Japan and Europe toward the end of the half-year amid concerns that the fervor over "new economy" companies, such as technology, media, and telecommunications concerns, had pushed valuations higher.

       Though our adviser found little allure in the U.S. stock market, the firm found plenty to like about the U.S. bond market (where yields are generally higher than in other countries), particularly in Treasury bonds indexed to provide protection against inflation. Of the fund's 44% commitment to bonds, about 80% was invested in Treasury securities, including a major portion in inflation-protected Treasuries.

       It is important to understand that our adviser's allocation decisions are based on a long-term outlook on the risks and rewards of various asset classes and markets. We are confident that over extended periods, the Global Asset Allocation Fund will offer a rate of return that is competitive with that of similar funds.

IN SUMMARY

The spring turnabout in stocks, when downtrodden value issues suddenly rose and technology-dominated growth indexes plummeted, served as a vivid reminder of the stock market's short-term unpredictability and volatility.

       Such sudden shifts in market leadership are certain to occur now and then, but their timing and duration are extremely unpredictable. That is why we advocate diversification and a long-term orientation. Investors who maintain exposure to the major asset classes through balanced portfolios of well-diversified stock funds, bond funds, and money market funds have generally found it easier to maintain equilibrium in turbulent times. The Global Asset Allocation fund aims, of course, to provide just this sort of diversification, although like any international investment, it involves the added risk of currency fluctuations. We believe the fund can add a valuable element of diversification to a U.S. investor's portfolio. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

May 25, 2000

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 2000


A surging economy, rising corporate profits, and enthusiasm for technology stocks carried broad stock market indexes higher during the volatile but generally rewarding six months ended April 30, 2000.

       Stocks rose despite a modest pickup in inflation and a rise in interest rates, both of which did some damage to bond prices. Through the first four months of the period, the stock market was dominated by optimism about the long-term outlook for technology, telecommunications, and media companies. But sentiment then shifted and the tech and telecom groups fell sharply, giving back some of the spectacular gains achieved over the previous year or so.

       For both bond and stock investors, uncertainty centered mainly on how the Federal Reserve Board would react to the surprising performance of the U.S. economy, which grew at a 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at a three-decade low of 3.9%, Fed policymakers grew increasingly concerned that inflation was bound to worsen. The Fed raised short-term interest rates by 0.25 percentage point three times during the six-month period. These boosts, following identical increases in June and August of 1999, took the Fed's target for short-term rates to 6.0%. Yet the economy continued to soar--including even the housing and automobile sectors, which often are the first to slow down in response to higher interest rates.

-----------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                             PERIODS ENDED APRIL 30, 2000
                                           ----------------------------------
                                           6 MONTHS      1 YEAR      5 YEARS*
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                              7.2%        10.1%       25.3%
   Russell 2000 Index                        18.7         18.4        15.3
   Wilshire 5000 Index                        9.7         12.2        23.9
   MSCI EAFE Index                            6.8         14.2        10.7
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                1.4%         1.3%        6.8%
   Lehman 10 Year Municipal Bond Index        2.4         -0.3         6.1
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.7          5.1         5.2
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.8%         3.0%        2.4%
-----------------------------------------------------------------------------

*Annualized.

       Inflation gauges provided ambiguous readings. The Consumer Price Index increased 1.8% and 3.0% for the 6- and 12-month periods ended April 30, but much of the acceleration in inflation was due to higher energy and food prices. The core inflation rate, which excludes those sectors, was up a less-ominous 2.2% over the year.

U.S. STOCK MARKETS

The technology sector, which accounts for about one-quarter of the stock market's total value, dominated the market during the half-year, despite suffering a sharp setback late in the period. Even after a -34% fall from March 10 through mid-April, the tech-heavy Nasdaq Composite Index registered a 30.8% return for the six months.

       The overall stock market, as measured by the Wilshire 5000 Total Market Index, gained 9.7%. There was a decided split in results from large- and small-capitalization stocks.

The large-cap S&P 500 Index returned 7.2%, while the rest of the U.S. stock market gained 19.2%.

       Top performers during the half-year were companies in computer software and hardware, semiconductors, Internet-related businesses, and wireless communications. Fully half of the 58 companies in the S&P 500's technology group gained more than 50%, and the average return for tech stocks exceeded 39%. A number of tech-related companies in the producer-durables sector also posted impressive gains, and the sector as a whole returned 32%. A return of 34% was achieved by the oil-drilling and services companies in the "other energy" category, which benefited from higher oil and gas prices. The worst-performing sector was consumer staples (-18%), a category that includes supermarket, food, beverage, and tobacco stocks. Next in line were financial-services companies (-7%), hurt by higher short-term interest rates, which tend to raise borrowing costs for banks and can lead to increased loan defaults.

U.S. BOND MARKETS

The Federal Reserve Board's three rate increases succeeded in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose during the half-year to 5.83%, an increase of 0.74 percentage point (74 basis points) that virtually matched the Fed's target. However, long-term rates didn't move nearly as far. The 10-year Treasury note rose just 19 basis points, to 6.21%, as of April 30. And yields actually fell a bit for very long-term Treasury bonds, a result of shrinking supply. Because of the federal government's budget surplus, the U.S. Treasury decided to reduce issuance of new bonds and to buy back some of its existing long-term bonds. As investors reacted, the yield of the 30-year Treasury declined 20 basis points--from 6.16% to 5.96%--during the half-year.

       The result of higher short-term rates and relatively stable long-term rates was an unusual inversion in the Treasury yield curve. Instead of the usual upward-sloping curve--which shows yields increasing in tandem with maturities--there was a pronounced drop-off. As of April 30, the yield of 30-year Treasuries was two-thirds of a percentage point below the 6.62% yield on 3-year Treasury notes.

       A similar pattern emerged outside the Treasury market, although long-term yields remained above yields for short-term corporate, municipal, and mortgage-backed securities. The overall bond market, as measured by the Lehman Aggregate Bond Index, provided a 1.4% return, as an average price decline of -2.0% offset most of a 3.4% income return.

INTERNATIONAL STOCK MARKETS

Despite declines in March and April, stock markets in Europe, Asia, and many emerging markets produced strong half-year gains as investors responded to improving global economic growth and a rise in corporate merger-and-acquisition activity. However, many of the gains were slashed for U.S. investors as the dollar gained strength against most other currencies. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

       In U.S.-dollar terms, the overall return from developed foreign markets was a very solid 6.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. However, in local currencies, the EAFE Index return was 16.4%.

       In Europe, an average 21.1% gain in local-currency terms was reduced to 8.4% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned 3.6% in dollars, less than half the 7.5% gain in local currencies. The Select Emerging Markets Free Index returned 12.3% in U.S. dollars, with the biggest gains in Turkey (+148%), Russia (+123%), and Israel (+50%).

REPORT FROM THE ADVISER

During the first half of fiscal 2000, Vanguard Global Asset Allocation Fund returned 5.4%, about in line with long-term financial market norms. However, our significant underweighting of the still-robust U.S. equity market caused our results to lag behind those of our benchmark and peers. The large-capitalization S&P 500 Index gained 7.2%, and the effervescent "new economy" stocks did even better (the technology-dominated Nasdaq Composite Index was up 30.8%).

       Our return lagged those of the Global Balanced Index and the average global flexible fund by 1.1 and 4.3 percentage points, respectively. However, because of the fund's defensive stance and our changes in allocations, its volatility has been lower by one-third to one-half than that of its peers or its benchmark index (which has a relatively large weight in new economy stocks).

       Our investment process is a disciplined one in which decisions about asset allocation, fixed-income maturity, and currency exposure are based on an analysis of each security's pricing and potential to produce unusually high or low risk-adjusted future returns. Because market prices fluctuate much more than do reasonable measures of the fundamentals that drive long-term market results, our calculations of expected returns will usually fluctuate inversely with exaggerated price swings. Thus, our approach typically results in a value-oriented set of portfolio positions. Relative to the Global Balanced Index, we underweight those asset classes with the most optimistic expectations built into their prices (for example, U.S. stocks right now), while overweighting those asset classes priced with lower expectations (for example, U.S. bonds now). This approach provides disappointing relative returns when market trends extend well beyond normal equilibrium, which we would argue has certainly been the case during the past six months. On the other hand, our approach provides attractive relative returns when markets and fundamentals shift toward long-term equilibrium. Such shifts occurred for very brief periods in August 1998, September 1999, and mid-March to mid-April 2000.

       The fund's posture grew modestly more defensive over the fiscal half-year until the final turbulent weeks of April. We reduced our equity exposure to 19% of assets (the lowest ever) in mid-April by lowering our Japanese, European, and emerging-markets weightings. We made this move as prices for new-economy stocks continued surging to extraordinarily high valuations despite growing inflationary pressures. In late April, as stock prices and the euro plunged, we added to our European equity exposure, bringing it roughly even with the index weighting. At the same time, we increased our overweighted position in the euro and the British pound. The fund is now significantly underweighted, compared with our index, in U.S. and Japanese stocks and proportionately overweighted in bonds and cash investments.

       During the half year, we deftly changed the composition of the fund's bond holdings, buying a large position in inflation-indexed U.S. Treasuries as a substitute for short-term bonds. We also added value by overweighting long-term bonds and by shifting the maturity of our bond holdings. The average duration of the fund's bond holdings-- a measure of how much their prices will rise or fall in response to declining or rising U.S. interest rates--has declined since December but is modestly higher than that of our index. We continue to favor U.S. bonds over others because of their higher interest rates.

       Despite the U.S. stock market's April correction, valuation levels of market-weighted indexes remain near record highs, largely because of the extraordinarily high valuations of the new-economy stocks. Unless the future long-term growth rate of corporate earnings has increased dramatically (a phenomenon for which we have not found convincing evidence), or unless price/earnings multiples expand further, then the future return from the U.S. stock market will approximately equal the return offered by Treasury inflation-indexed bonds.

       Although the U.S. corporate sector has seen profitability rebound from the extremely depressed levels that characterized the 1970s and early 1990s, the long-term trend of corporate profitability appears to be distinctly lower. Profitability for the S&P Industrials, as measured by shareholder return on equity (adjusted to reflect the true return on the liquidating value of shareholders' capital), has fallen from about 16% in 1929, through an intermediate peak of about 10% in 1965, to about 8% today, after rebounding from a low of about 4% in 1991. The effect of this long-term decline on growth in earnings per share has been mitigated by a trend of increased earnings retention (and lower dividend payouts). However, there is no evidence that future growth in earnings per share will be fast enough to justify current stock valuations.

       Recently there has been a sharp increase in early warning signs of inflation (for example, higher commodity and consumer prices and increased private credit demand). This has caused a general reassessment of the economic backdrop and has lowered, at least temporarily, investors' risk tolerance, especially for the most speculative stocks. Nevertheless, the tremendous speculative appetites unleashed with the new-economy mania probably will result in a significant tug of war between bulls and bears.

       We remain confident that our underweighted position in the U.S. equity market is rational and that it will ultimately reward Global Asset Allocation Fund shareholders. As recorded by Sun Tzu in The Art of War more than 2,300 years ago: "In the pattern of the heavens and the earth: when something has reached its extreme, it then returns; when something has waxed full, it then wanes."

Michael A. Duffy, Managing Director
Strategic Investment Management

May 10, 2000



INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by using quantitative models to take advantage of mispricings in the stock, bond, and cash markets of major industrialized countries by investing in the asset classes that offer the highest returns relative to risk. The fund may invest in stocks, bonds, or money market securities in the markets of several nations, including the United States, Japan, Germany, France, the United Kingdom, and Australia.

FUND PROFILE
GLOBAL ASSET ALLOCATION FUND


This Profile provides a snapshot of the fund's characteristics as of April 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                                              GLOBAL ASSET
                                                ALLOCATION
----------------------------------------------------------
Turnover Rate                                        172%*
Expense Ratio                                       0.57%*
Cash Reserves                                        31.7%

*Annualized.

FUND ASSET ALLOCATION
----------------------------------------------------------
BONDS                                                  44%
CASH RESERVES                                          32%
STOCKS                                                 24%

VOLATILITY MEASURES
----------------------------------------------------------
                             GLOBAL ASSET
                                ALLOCATION       MSCI EAFE
----------------------------------------------------------
R-Squared                             0.81            1.00
Beta                                  0.32            1.00

FUND ALLOCATION BY REGION
----------------------------------------------------------
NORTH AMERICA                                          58%
EUROPE                                                 32%
PACIFIC                                                 7%
EMERGING MARKETS                                        3%

COUNTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS)
--------------------------------------------------------
                        STOCKS       BONDS         CASH
--------------------------------------------------------
Australia                1.4%         0.5%         0.0%
Canada                   1.5          1.3          0.0
France                   2.2          0.6          0.0
Germany                  4.1          2.5          0.0
Japan                    3.0          0.0          0.0
Latin America            0.8          0.0          0.0
Mexico                   0.1          0.0          0.0
South Korea              0.7          0.0          0.0
Spain                    0.3          0.0          0.0
Thailand                 0.2          0.0          0.0
United Kingdom           8.2          4.4          0.0
United States            1.4         35.1         31.7
--------------------------------------------------------
Total                   23.9%        44.4%        31.7%

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's net assets invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FUND ALLOCATION BY REGION. An indicator of diversification, this chart shows the geographic distribution of a fund's holdings.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

PERFORMANCE SUMMARY
GLOBAL ASSET ALLOCATION FUND



All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 2000
----------------------------------------------------------
            GLOBAL ASSET ALLOCATION FUND     GLOBAL INDEX*
FISCAL     CAPITAL     INCOME      TOTAL        TOTAL
YEAR       RETURN      RETURN      RETURN       RETURN
----------------------------------------------------------
1995         2.4%       0.0%         2.4%         2.8%
1996        10.2        2.1         12.3         15.6
1997         4.1        5.6          9.7         16.9
1998         4.3        7.3         11.6         14.9
1999         7.4        6.0         13.4         16.4
2000**       0.7        4.7          5.4          6.5
----------------------------------------------------------

 *Global Balanced Index.

**Six months ended April 30, 2000.

See Financial Highlights table on page 18 for dividend and capital gains information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------------------------

                                                                        SINCE INCEPTION
                                   INCEPTION                  ------------------------------------
                                      DATE        1 YEAR        CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------
Global Asset Allocation Fund        8/14/1995     12.13%         6.53%        5.61%       12.14%
  Fee-Adjusted Returns**                          11.01          6.30         5.59        11.89
--------------------------------------------------------------------------------------------------

 *SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FINANCIAL STATEMENTS
April 30, 2000 (unaudited)



STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The fund also holds significant investments in futures contracts, which are listed in a table at the end of the Statement. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
GLOBAL ASSET ALLOCATION FUND                                         COUPON         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
BONDS (44.4%)
--------------------------------------------------------------------------------------------------------------------------
AUSTRALIA (0.5%)
Queensland Treasury Global Note                                       6.50%    6/14/2005          AUD    900     $    520
                                                                                                                ----------

CANADA (1.3%)
Canada Government Bond                                                6.00%     6/1/2008          CAD  1,300          865
Canada Government Bond                                                7.00%    12/1/2006          CAD    800          561
                                                                                                                ----------
                                                                                                                    1,426
                                                                                                                ----------
FRANCE (0.6%)
France O.A.T.                                                         5.50%    4/25/2029          EUR    762          677
                                                                                                                ----------


GERMANY (2.5%)
Bundes Obligation                                                    4.125%    8/27/2004          EUR  1,000          882
Deutschebund                                                         5.375%     1/4/2010          EUR  2,000        1,832
                                                                                                                ----------
                                                                                                                    2,714
                                                                                                                ----------
UNITED KINGDOM (4.4%)
U.K. Treasury                                                         5.75%    12/7/2009          GBP  1,000        1,628
World Bank                                                            6.25%   11/26/2004          GBP  2,000        3,093
                                                                                                                ----------
                                                                                                                    4,721
                                                                                                                ----------
UNITED STATES (35.1%)
Federal Home Loan Bank                                               5.625%    6/10/2003             $ 2,000        3,037
U.S. Treasury Bond                                                    5.25%   11/15/2028              10,000        8,769
U.S. Treasury Inflation Indexed Note                                 3.625%    7/15/2002 (3)           2,119        2,115
U.S. Treasury Inflation Indexed Note                                 3.875%    1/15/2009 (3)           9,828        9,739
U.S. Treasury Note                                                    4.75%   11/15/2008               4,000        3,573

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
GLOBAL ASSET ALLOCATION FUND                                         COUPON         DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                                    5.25%    5/15/2004             $ 7,000     $  6,673
U.S. Treasury Note                                                    5.75%    6/30/2001               4,000        3,963
                                                                                                                ----------
                                                                                                                   37,869
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL BONDS
   (COST $48,092)                                                                                                  47,927
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      SHARES
--------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES (5.0%)(1)
--------------------------------------------------------------------------------------------------------------------------
GERMANY (2.8%)
   Deutsche Telekom AG                                                                                 6,026          393
   Allianz AG                                                                                            919          355
   Siemens AG                                                                                          2,231          332
   SAP AG Pfd.                                                                                           394          233
   DaimlerChrysler AG                                                                                  3,777          221
   Muenchener Rueckversicherungs-Gesellschaft AG (Registered)                                            671          197
   Deutsche Bank AG                                                                                    2,290          154
   Bayer AG                                                                                            2,743          115
   BASF AG                                                                                             2,350          103
   Veba AG                                                                                             1,880           95
   Bayerische Hypo-und Vereinsbank AG                                                                  1,476           90
   Dresdner Bank AG                                                                                    2,030           84
   Commerzbank AG                                                                                      1,943           74
   Bayerische Motoren Werke AG                                                                         2,513           68
   RWE AG                                                                                              2,067           67
   Volkswagen AG                                                                                       1,556           59
   Viag AG                                                                                             2,584           51
   Metro AG                                                                                            1,212           47
-  Thyssen Krupp AG                                                                                    1,940           41
   Schering AG                                                                                           257           36
-  EPCOS AG                                                                                              242           34
   Henkel KGaA                                                                                           544           32
   Preussag AG                                                                                           717           30
   Deutsche Lufthansa AG                                                                               1,415           29
   Fresenius Medical Care AG                                                                             298           22
   Man AG                                                                                                578           19
   Linde AG                                                                                              447           18
-  Degussa-Huels AG                                                                                      586           17
   Adidas-Salomon AG                                                                                     172           11
   Karstadt Quelle AG                                                                                    317           10
                                                                                                                ----------
                                                                                                                    3,037
                                                                                                                ----------
JAPAN (0.3%)
   Nikkei 300 Investment Trust Units                                                                 124,000          361
                                                                                                                ----------

LATIN AMERICA (0.9%)
   Templeton Latin America Investment Trust PLC                                                      725,000          896
                                                                                                                ----------

MEXICO (0.1%)
   The Mexico Fund                                                                                     7,000          106
                                                                                                                ----------

SOUTH KOREA (0.7%)
-  Korea Asia Fund Ltd.                                                                                  550          756
                                                                                                                ----------

THAILAND (0.2%)
   Thai Prime Fund Ltd.                                                                               47,000          190
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY SECURITIES
   (COST $5,160)                                                                                                    5,346
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE       MARKET
                                                                                MATURITY              AMOUNT       VALUE*
                                                                   Yield**          DATE               (000)        (000)
--------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (63.1%)(2)
--------------------------------------------------------------------------------------------------------------------------
BANK NOTE (9.3%)
SMM Trust Notes 1999-A                                             6.298%      9/13/2000 (4)(5)      $10,000     $ 10,000
                                                                                                                ----------

DOMESTIC BANK CERTIFICATE OF DEPOSIT (4.6%)
Deutsche Bank NY                                                    6.20%      6/30/2000               5,000        4,996
                                                                                                                ----------

EURODOLLAR CERTIFICATES OF DEPOSIT (9.3%)
Barclays Bank PLC                                                   6.18%      6/19/2000               5,000        5,000
Societe Generale                                                    6.27%       7/5/2000               5,000        4,996
                                                                                                                ----------
                                                                                                                    9,996
                                                                                                                ----------
REPURCHASE AGREEMENTS (30.7%)
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account                                         5.75%       5/1/2000              18,342       18,342
Collateralized by U.S. Government Obligations
   in a Pooled Cash Account--Note F                                 5.80%       5/1/2000              14,795       14,795
                                                                                                                ----------
                                                                                                                   33,137
                                                                                                                ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.2%)
Federal National Mortgage Assn.                                     5.94%       6/1/2000               5,000        4,976
U.S. Treasury Bill                                                  6.01%      9/14/2000               5,000        4,891
                                                                                                                ----------
                                                                                                                    9,867
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $68,003)                                                                                                  67,996
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES (112.5%)
   (COST $121,255)                                                                                                121,269
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-12.5%)(2)
--------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                1,627
Security Lending Collateral Payable to Brokers--Note F                                                            (14,795)
Other Liabilities                                                                                                    (270)
                                                                                                                ----------
                                                                                                                  (13,438)
--------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------------------------------------------------
Applicable to 9,874,255 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $107,831
==========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $10.92
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                                               MARKET          UNREALIZED
                                                                                                VALUE        APPRECIATION
                                                                               CONTRACTS         LONG      (DEPRECIATION)
GLOBAL ASSET ALLOCATION FUND                                                        LONG        (000)               (000)
--------------------------------------------------------------------------------------------------------------------------
OPEN FUTURES CONTRACTS AT APRIL 30, 2000:
--------------------------------------------------------------------------------------------------------------------------
EQUITY INDEX FUTURES CONTRACTS(1)
--------------------------------------------------------------------------------------------------------------------------
AUSTRALIA
All Ordinaries Index (exp. 6/2000)                                                    32      $ 1,463              $ (73)
                                                                                                                ----------

CANADA
S&P Canada 60 (exp. 6/2000)                                                           22        1,666                  25
                                                                                                                ----------

FRANCE
CAC 40 (exp. 5/2000)                                                                  40        2,343                  43
                                                                                                                ----------

GERMANY
DAX 30 (exp. 6/2000)                                                                   8        1,360                  24
                                                                                                                ----------

JAPAN
Nikkei 300 (exp. 6/2000)                                                              96        2,850                 122
                                                                                                                ----------

SPAIN
IBEX 35 (exp. 5/2000)                                                                  3          316                  14
                                                                                                                ----------

UNITED KINGDOM
FTSE 100 (exp. 6/2000)                                                                89        8,892               (122)
                                                                                                                ----------

UNITED STATES
S&P 500 (exp. 6/2000)                                                                  4        1,460                  88
                                                                                                                ----------
--------------------------------------------------------------------------------------------------------------------------
TOTAL EQUITY INDEX FUTURES CONTRACTS                                                          $20,350              $  121
--------------------------------------------------------------------------------------------------------------------------

  *See Note A in Notes to Financial Statements.

 **Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

  -Non-Income-Producing Security.

(1)The combined market value of equity securities and equity index futures contracts represents 23.9% of net assets, distributed by country as follows:

   Australia           1.4%
   Canada              1.5
   France              2.2
   Germany             4.1
   Japan               3.0
   Latin America       0.8
   Mexico              0.1
   South Korea         0.7
   Spain               0.3
   Thailand            0.2
   United Kingdom      8.2
   United States       1.4

(2)The effective cash position represents 31.7% of net assets. Cash reserves above this level are invested in equity markets through the use of futures contracts.

(3)Securities with an aggregate value of $4,164,000 have been segregated as initial margin for open futures contracts.

(4)Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(5)Adjustable Rate Security.

AUD--Australian dollar.

CAD--Canadian dollar.

EUR--Euro.

GBP--British pound sterling.

------------------------------------------------------------------------------------------------

                                                                               AMOUNT       PER
                                                                                (000)     SHARE
------------------------------------------------------------------------------------------------
 AT APRIL 30, 2000, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
 Paid in Capital                                                             $103,458    $10.48
 Undistributed Net Investment Income--Note D                                      767       .08
 Accumulated Net Realized Gains--Note D                                         3,526       .35
 Unrealized Appreciation (Depreciation)--Note E
   Investment Securities                                                           14        --
   Futures Contracts                                                              121       .01
   Foreign Currencies and Forward Currency Contracts                              (55)       --
================================================================================================
 NET ASSETS                                                                  $107,831    $10.92
================================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately. If the fund invested in futures contracts during the period, the results of these investments are also shown separately.

-------------------------------------------------------------------------------------------------------------------------
                                                                                            GLOBAL ASSET ALLOCATION FUND
                                                                                         SIX MONTHS ENDED APRIL 30, 2000
                                                                                                                   (000)
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                                  $     17
    Interest                                                                                                       2,873
    Security Lending                                                                                                   9
                                                                                                              ----------
        Total Income                                                                                               2,899
                                                                                                              ----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                                                    210
        Performance Adjustment                                                                                      (132)
    The Vanguard Group--Note C
        Management and Administrative                                                                                183
        Marketing and Distribution                                                                                     6
    Custodian Fees                                                                                                    15
    Auditing Fees                                                                                                      4
    Shareholders' Reports                                                                                              9
                                                                                                              ----------
        Total Expenses                                                                                               295
-------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                              2,604
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                                                     1,184
    Futures Contracts                                                                                              1,857
    Foreign Currencies and Forward Currency Contracts                                                                301
-------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                                                  3,342
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                                                           (149)
    Futures Contracts                                                                                               (321)
    Foreign Currencies and Forward Currency Contracts                                                               (139)
-------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                                                    (609)
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                              $5,337
=========================================================================================================================

*Dividends are net of foreign withholding taxes of $2,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                          GLOBAL ASSET ALLOCATION FUND
                                                                                      -----------------------------------
                                                                                          SIX MONTHS                YEAR
                                                                                               ENDED               ENDED
                                                                                       APR. 30, 2000       OCT. 31, 1999
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                 $    2,604           $   3,908
    Realized Net Gain                                                                          3,342               7,101
    Change in Unrealized Appreciation (Depreciation)                                            (609)               (320)
                                                                                      -----------------------------------
        Net Increase in Net Assets Resulting from Operations                                   5,337              10,689
                                                                                      -----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                     (4,523)             (4,825)
    Realized Capital Gain                                                                     (6,349)             (3,775)
                                                                                      -----------------------------------
        Total Distributions                                                                  (10,872)             (8,600)
                                                                                      -----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                    13,635              27,046
    Issued in Lieu of Cash Distributions                                                      10,449               7,511
    Redeemed*                                                                                 (9,856)            (23,296)
                                                                                      -----------------------------------
        Net Increase from Capital Share Transactions                                          14,228              11,261
-------------------------------------------------------------------------------------------------------------------------
    Total Increase                                                                             8,693              13,350
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                                       99,138              85,788
                                                                                      -----------------------------------
    END OF PERIOD                                                                           $107,831             $99,138
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                     1,239               2,420
    Issued in Lieu of Cash Distributions                                                         989                 714
    Redeemed                                                                                    (911)             (2,173)
                                                                                      -----------------------------------
        Net Increase in Shares Outstanding                                                     1,317                 961
=========================================================================================================================

*Net of redemption fees of $69,000 and $191,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                           GLOBAL ASSET ALLOCATION FUND
                                                                    YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING              SIX MONTHS ENDED      ----------------------------------------        JUN. 30* TO
THROUGHOUT EACH PERIOD                 APRIL 30, 2000        1999       1998       1997       1996       OCT. 31, 1995
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $11.59      $11.29     $11.39     $11.29     $10.27              $10.00
=========================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                         .28        .460        .58        .62        .50                 .11
    Net Realized and Unrealized Gain (Loss)
        on Investments                            .30        .945        .61        .40        .75                 .16
                                               --------------------------------------------------------------------------
        Total from Investment Operations          .58       1.405       1.19       1.02       1.25                 .27
                                               --------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income         (.52)      (.620)      (.75)      (.58)      (.20)                 --
    Distributions from Realized Capital Gains    (.73)      (.485)      (.54)      (.34)      (.03)                 --
                                               --------------------------------------------------------------------------
        Total Distributions                     (1.25)     (1.105)     (1.29)      (.92)      (.23)                 --
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                 $10.92      $11.59     $11.29     $11.39     $11.29              $10.27
=========================================================================================================================

TOTAL RETURN**                                  5.36%      13.44%     11.56%      9.69%     12.34%               2.39%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)         $108         $99        $86        $81        $76                 $45
    Ratio of Total Expenses to
        Average Net Assets                     0.57%+       0.58%      0.54%      0.54%      0.79%              0.52%+
    Ratio of Net Investment Income to
        Average Net Assets                     5.01%+       4.40%      5.12%      5.46%      5.18%              5.42%+
    Portfolio Turnover Rate                     172%+        188%       182%       162%       191%                 17%
=========================================================================================================================

 *Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.

 +Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Global Asset Allocation Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund also invests in debt instruments of foreign governments; the issuers' abilities to meet these obligations may be affected by economic and political developments in their respective countries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

       1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

       2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

       Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

       3. FUTURES AND FORWARD CURRENCY CONTRACTS: The fund may invest up to 50% of its net assets in U.S. and foreign equity index futures contracts. The fund may invest in futures contracts instead of the underlying stocks to achieve exposure to the entire index of stocks in a selected country while minimizing transaction costs. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indexes and the prices of futures contracts, and the possibility of an illiquid market.

       The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

       Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

       4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

       5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

       7. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Discounts on debt securities purchased are accreted to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. Strategic Investment Management provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined theoretical index composed of global stock market indexes, the Salomon Brothers World Government Bond Index, and an average U.S. commercial paper yield. For the six months ended April 30, 2000, the investment advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before a decrease of $132,000 (0.25%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2000, the fund had contributed capital of $21,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.02% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. During the six months ended April 30, 2000, the fund purchased $48,034,000 of investment securities and sold $45,780,000 of investment securities, other than temporary cash investments.

       During the six months ended April 30, 2000, the fund realized net foreign currency losses of $18,000 that decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. The fund also reclassified, in the same way, $285,000 of realized losses on the sale of foreign bonds that are treated as foreign currency losses for tax purposes.

       Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Unrealized appreciation on passive foreign investment company holdings that has been included in taxable income through April 30, 2000 was $459,000.

E. At April 30, 2000, net unrealized depreciation of investment securities for federal income tax purposes was $445,000, consisting of unrealized gains of $1,262,000 on securities that had risen in value since their purchase and $1,707,000 in unrealized losses on securities that had fallen in value since their purchase.
See Note D.

       At April 30, 2000, the fund had open forward currency contracts to receive foreign currency in exchange for U.S. dollars as follows:

-----------------------------------------------------------------------------------------------
                                                                  (000)
                                     ----------------------------------------------------------
                                        CONTRACT AMOUNT
                                     ---------------------                         UNREALIZED
CONTRACT                              FOREIGN       U.S.       MARKET VALUE       APPRECIATION
SETTLEMENT DATE                       CURRENCY    DOLLARS     IN U.S. DOLLARS    (DEPRECIATION)
-----------------------------------------------------------------------------------------------
Receive:
   7/20/2000                    AUD     1,000    $   597         $   584              $(13)
   7/20/2000                    CAD     1,000        684             676                (8)
   7/20/2000                    EUR     2,500      2,313           2,290               (23)
                                                                                   ------------
                                                                                      $(44)
-----------------------------------------------------------------------------------------------

AUD--Australian dollar.

CAD--Canadian dollar.

EUR--Euro.

       The fund had net unrealized foreign currency losses of $11,000 resulting from the translation of other assets and liabilities at April 30, 2000.

F. The market value of securities on loan to broker/dealers at April 30, 2000, was $14,417,000, for which the fund held cash collateral of $14,795,000. Cash collateral received is invested in repurchase agreements.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

       Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

       Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

       The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.

ROBERT A. DISTEFANO - Information Technology.

JAMES H. GATELY - Individual Investor Group.

KATHLEEN C. GUBANICH - Human Resources.

IAN A. MACKINNON - Fixed Income Group.

F. WILLIAM MCNABB, III - Institutional Investor Group.

MICHAEL S. MILLER - Planning and Development.

RALPH K. PACKARD - Chief Financial Officer.

GEORGE U. SAUTER - Quantitative Equity Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600





WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q1152 062000

(C) 2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

VANGUARD(R)
CAPITAL OPPORTUNITY FUND

April 30, 2000

SEMIANNUAL REPORT

[PHOTO]

[THE VANGUARD GROUP LOGO]

HAVE THE PRINCIPLES OF INVESTING CHANGED?

         In a world of frenetic change in business, technology, and the financial markets, it is natural to wonder whether the basic principles of investing have changed.

         We don't think so.

         The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

    Certainly, investors today confront a challenging, even unprecedented, environment. Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

    And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

    However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

    Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

    - Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

    - Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

    - Step back from the daily frenzy of the markets; focus on your overall asset allocation.

    - Capture as much of the market's return as possible by minimizing costs and taxes. Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

CONTENTS
     REPORT FROM THE CHAIRMAN...........................      1
     THE MARKETS IN PERSPECTIVE.........................      3
     REPORT FROM THE ADVISER............................      5
     PERFORMANCE SUMMARY................................      7
     FUND PROFILE.......................................      8
     FINANCIAL STATEMENTS...............................     10

  All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.
  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
            "500" are trademarks of The McGraw-Hill Companies, Inc.
Frank Russell Company is the owner of trademarks and copyrights relating to the
                                Russell Indexes.
  "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates
                                 Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO]
John J. Brennan


Taking high market volatility in stride during the six months ended April 30, 2000, Vanguard Capital Opportunity Fund had a truly spectacular return of 63.0%--almost double those of its peer group and its unmanaged benchmark index.

    The adjacent table compares the six-month total return (capital change plus reinvested dividends) of Capital Opportunity Fund with those of its primary benchmarks: the average multi-cap growth fund and the Standard & Poor's MidCap 400/BARRA Growth Index.

---------------------------------------------------------------
                                            TOTAL RETURNS
                                           SIX MONTHS ENDED
                                            APRIL 30, 2000
---------------------------------------------------------------
Vanguard Capital Opportunity Fund               63.0%

---------------------------------------------------------------
Average Multi-Cap Growth Fund*                  32.3%

---------------------------------------------------------------
S&P MidCap 400/BARRA Growth Index               32.6%
---------------------------------------------------------------

*Derived from data provided by Lipper Inc.

    The fund's return is based on an increase in net asset value from $19.34 per share on October 31, 1999, to $30.66 per share on April 30, 2000, and is adjusted for a dividend of $0.035 per share paid from net investment income and a distribution of $0.59 per share paid from net realized capital gains.

THE PERIOD IN REVIEW

The U.S. economy displayed remarkable vigor during the six months. Its staying power was impressive, too: April marked the 109th month of uninterrupted expansion--more than nine years without a recession. Preliminary estimates for the first quarter of 2000 indicated that the economy was growing at a 5.4% annual rate, a strong follow-up to the previous quarter's astounding 7.3% rate.

    A growing economy creates a good climate for stocks, and corporate profits posted robust gains as well. The overall stock market, as measured by the Wilshire 5000 Total Market Index, rose 9.7% for the half-year. However, concerns about inflation and the high valuations of many technology stocks led to frequent and wide market fluctuations.

    The S&P MidCap 400/BARRA Growth Index, a yardstick for the stocks that Capital Opportunity emphasizes, saw a 35.8% gain from October 31 through February 29, followed by a -2.4% decline in March and April. Meanwhile, the value version of the S&P MidCap 400 went the opposite way. Volatility was especially evident among small-capitalization and tech issues. The adjacent table shows the striking shift in leadership from growth stocks in the first four months of the period to value stocks in the final two.

    The bull market in stocks continued despite three quarter-point (0.25%) increases in short-term interest rates by the Federal Reserve Board, which boosted its target federal-funds rate from 5.25% to 6.00%. The yield of 3-month U.S. Treasury

------------------------------------------------------------
                                   TOTAL RETURNS
                       -------------------------------------
                       OCT. 31, 1999, TO     FEB. 29, TO
INDEX                    FEB. 29, 2000      APR. 30, 2000
------------------------------------------------------------
S&P 500/BARRA Growth         6.7%               3.8%
S&P 500/BARRA Value         -6.4                9.7
------------------------------------------------------------
S&P MidCap 400/
  BARRA Growth              35.8%              -2.4%
------------------------------------------------------------
S&P MidCap 400/
  BARRA Value               -3.1               14.3
------------------------------------------------------------
Russell 2000 Growth         58.8%             -19.5%
Russell 2000 Value           7.1                1.1
------------------------------------------------------------
Nasdaq Composite            58.8%             -17.7%
------------------------------------------------------------

bills responded by climbing 74 basis points (0.74 percentage point), to 5.83% as of April 30. However, long-term interest rates went the other way. The yield of the 30-year Treasury bond fell 20 basis points, on balance, ending the half-year at 5.96%. The yield of the 10-year Treasury note rose 19 basis points, to 6.21%. The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, recorded a 1.4% total return.

PERFORMANCE OVERVIEW

Capital Opportunity Fund's 63.0% half-year return is even more remarkable compared with the performance of its peer group in both the first four months and the last two months of the period. The average multi-cap growth fund had a return of 44.6% in the first four months, only to fall -8.1% in the last two, reflecting the decline in tech stocks. Your fund gained 60.7% during the November-February period, then 1.5% in March and April.

    Despite the general decline of technology stocks late in the period, tech-related issues remained the fund's and the market's leaders for the half-year. And our adviser, PRIMECAP Management Company, added substantially more value with its tech stock selection, gaining 144% compared with 67% for the tech sector in the S&P MidCap 400/BARRA Growth Index. Similarly astute stock picks led to the same pattern in the producer-durables sector (which returned 102% for the fund versus 72% for the index) and materials & processing (46% for Capital Opportunity versus -11% for the index).

    Indeed, the fund had negative returns in only two sectors: financial services and auto & transportation. Our fund's financial services picks fell -7%. However, that sector made up less than 3% of the fund's weighting on average--a fraction of the index's 9% weighting in that sector, which returned -11%. The auto & transportation sector, which made up about 15% of the fund's weighting and declined -5%, was the only sector in which the return for Capital Opportunity's holdings trailed that of the index.

IN SUMMARY

During the first half of our fiscal year, the stock market provided some useful lessons about unpredictability. Daily price swings were unusually wide and there was an abrupt change in fashion during the spring, as high-flying technology issues suddenly fell and downtrodden value stocks rose.

    Sudden price movements and shifts in market leadership are certain to occur now and then, but the timing and duration of such movements are unpredictable. That is why we advocate diversification and a long-term orientation. Investors who maintain exposure to the major asset classes through balanced portfolios of growth and value stock funds, bond funds, and money market funds have generally found it easier to maintain equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance--and then to stick with those plans over the long haul.

/s/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

May 24, 2000

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 2000

A surging economy, rising corporate profits, and enthusiasm for technology stocks carried broad stock market indexes higher during the volatile but generally rewarding six months ended April 30, 2000.

    Stocks rose despite a modest pickup in inflation and a rise in interest rates, both of which did some damage to bond prices. Through the first four months of the period, the stock market was dominated by optimism about the long-term outlook for technology, telecommunications, and media companies. But sentiment then shifted and the tech and telecom groups fell sharply, giving back some of the spectacular gains achieved over the previous year or so.

    For both bond and stock investors, uncertainty centered mainly on how the Federal Reserve Board would react to the surprising performance of the U.S. economy, which grew at a 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at a three-decade low of 3.9%, Fed policymakers grew increasingly concerned that inflation was bound to worsen. The Fed raised short-term interest rates by 0.25 percentage point three times during the six-month period. These boosts, following identical increases in June and August of 1999, took the Fed's target for short-term rates to 6.0%. Yet the economy continued to soar--including even the housing and automobile sectors, which often are the first to slow down in response to higher interest rates.

    Inflation gauges provided ambiguous readings. The Consumer Price Index increased 1.8% and 3.0% for the 6- and 12-month periods ended April 30, but much of the acceleration in inflation was due to higher energy and food prices. The core inflation rate, which excludes those sectors, was up a less-ominous 2.2% over the year.

-----------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                PERIODS ENDED APRIL 30, 2000
-----------------------------------------------------------------------------
                                            6 MONTHS     1 YEAR      5 YEARS*
-----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                              7.2%        10.1%       25.3%
   Russell 2000 Index                        18.7         18.4        15.3
   Wilshire 5000 Index                        9.7         12.2        23.9
   MSCI EAFE Index                            6.8         14.2        10.7
-----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                1.4%         1.3%        6.8%
   Lehman 10 Year Municipal Bond Index        2.4         -0.3         6.1
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                2.7          5.1         5.2
-----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.8%         3.0%        2.4%
-----------------------------------------------------------------------------

*Annualized.

U.S. STOCK MARKETS

The technology sector, which accounts for about one-quarter of the stock market's total value, dominated the market during the half-year, despite suffering a sharp setback late in the period. Even after a -34% fall from March 10 through mid-April, the tech-heavy Nasdaq Composite Index registered a 30.8% return for the six months.

    The overall stock market, as measured by the Wilshire 5000 Total Market Index, gained 9.7%. There was a decided split in results from large- and small-capitalization stocks.

The large-cap S&P 500 Index returned 7.2%, while the rest of the U.S. stock market gained 19.2%.

    Top performers during the half-year were companies in computer software and hardware, semiconductors, Internet-related businesses, and wireless communications. Fully half of the 58 companies in the S&P 500's technology group gained more than 50%, and the average return for tech stocks exceeded 39%. A number of tech-related companies in the producer-durables sector also posted impressive gains, and the sector as a whole returned 32%. A return of 34% was achieved by the oil-drilling and services companies in the "other energy" category, which benefited from higher oil and gas prices. The worst-performing sector was consumer staples (-18%), a category that includes supermarket, food, beverage, and tobacco stocks. Next in line were financial-services companies (-7%), hurt by higher short-term interest rates, which tend to raise borrowing costs for banks and can lead to increased loan defaults.

U.S. BOND MARKETS

The Federal Reserve Board's three rate increases succeeded in elevating other short-term rates. For example, yields of 3-month U.S. Treasury bills rose during the half-year to 5.83%, an increase of 0.74 percentage point (74 basis points) that virtually matched the Fed's target. However, long-term rates didn't move nearly as far. The 10-year Treasury note rose just 19 basis points, to 6.21%, as of April 30. And yields actually fell a bit for very long-term Treasury bonds, a result of shrinking supply. Because of the federal government's budget surplus, the U.S. Treasury decided to reduce issuance of new bonds and to buy back some of its existing long-term bonds. As investors reacted, the yield of the 30-year Treasury declined 20 basis points--from 6.16% to 5.96%--during the half-year.

    The result of higher short-term rates and relatively stable long-term rates was an unusual inversion in the Treasury yield curve. Instead of the usual upward-sloping curve--which shows yields increasing in tandem with maturities--there was a pronounced drop-off. As of April 30, the yield of 30-year Treasuries was two-thirds of a percentage point below the 6.62% yield on 3-year Treasury notes.

    A similar pattern emerged outside the Treasury market, although long-term yields remained above yields for short-term corporate, municipal, and mortgage-backed securities. The overall bond market, as measured by the Lehman Aggregate Bond Index, provided a 1.4% return, as an average price decline of -2.0% offset most of a 3.4% income return.

INTERNATIONAL STOCK MARKETS

Despite declines in March and April, stock markets in Europe, Asia, and many emerging markets produced strong half-year gains as investors responded to improving global economic growth and a rise in corporate merger-and-acquisition activity. However, many of the gains were slashed for U.S. investors as the dollar gained strength against most other currencies. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

    In U.S.-dollar terms, the overall return from developed foreign markets was a very solid 6.8%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East Index. However, in local currencies, the EAFE Index return was 16.4%.

    In Europe, an average 21.1% gain in local-currency terms was reduced to 8.4% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned 3.6% in dollars, less than half the 7.5% gain in local currencies. The Select Emerging Markets Free Index returned 12.3% in U.S. dollars, with the biggest gains in Turkey (+148%), Russia (+123%), and Israel (+50%).

REPORT FROM THE ADVISER

For the six months ended April 30, 2000, Vanguard Capital Opportunity Fund produced a total return of 63.0%, versus 32.6% for the S&P MidCap 400/BARRA Growth Index and 32.3% for the average multi-cap growth fund. It was an outstanding period for the fund, owing primarily to excellent stock selection in the technology and producer-durables sectors.

     On the heels of a combined gain exceeding 100% in fiscal 1999, our holdings in technology and in the tech-laden producer-durables group soared 143.9% and 102.2%, respectively. These returns significantly outpaced the 66.8% and 71.9% gains for the sectors within the MidCap 400 Growth Index. The Descartes Systems Group, a provider of logistics solutions for e-commerce, led all stocks, gaining an extraordinary 785% for the six months. Also stunning was the 500%-plus return of Ortel, a manufacturer of broadband lasers and linear fiber optics used in cable networks (the company has been acquired by Lucent Technologies). The stocks of Powerwave Technologies, a leading supplier of power amplifiers for wireless networks, and Rambus, a designer of high-performance memory chips, more than tripled during the period.

    After the huge gains in the prices of tech stocks during the six months, valuations of many such issues began to look excessive to us. We therefore reduced our positions in a number of these stocks. In addition, when investing the substantial cash flow that Capital Opportunity Fund received during the period, we looked outside the technology and producer-durables sectors. As a result, the fund's combined weighting in these two sectors has remained relatively steady at about 40% of assets--the level at which we started the year. At the same time, however, these sectors' representation in our benchmark index has increased from 35.3% to 51.4%. For the first time since we began managing the fund, it is underweighted in technology.

    Our increased commitment to health care and our stock selection within that sector contributed modestly to our results. The fund is now roughly market-weighted in health care, compared with an underweighted position when the fiscal year began. This benefited results because the sector had a strong six months: Within the MidCap 400 Growth Index, it appreciated 39.5%, and the fund's health care stocks fared marginally better, enjoying a 45.1% gain. This is particularly impressive in light of the 102.9% gain our holdings recorded last year when the index sector actually declined.

    In early April, Pharmacia & Upjohn merged with Monsanto to form Pharmacia. The combined company is Capital Opportunity Fund's largest holding, accounting for approximately 8.4% of assets. We see Pharmacia as possessing a compelling product pipeline and a robust portfolio of approved drugs with virtually no patent expiration risk on its major products. We also view the company's leadership in agricultural biotechnology as a valuable asset, despite the current consumer backlash against genetically modified foods. We believe these foods ultimately will be accepted in the marketplace, with Pharmacia arguably the greatest potential beneficiary of such a development. Within the health care sector, we also continue to broaden our investments in biotechnology. During the fiscal half-year, we added substantially to our position in ICOS, and initiated a meaningful position in Chiron.

    The fund continues to be notably underrepresented in the consumer-discretionary, consumer-staples, and financial services sectors. This served us well during the past six months, when consumer-discretionary stocks lagged overall returns for our benchmark by more than 20 percentage points, and consumer-staples and financial stocks posted double-digit percentage declines. Recently, our interest in consumer stocks has been piqued by the dramatic declines in share prices suffered by many companies. In our judgment, valuations on many stocks in the sector now look attractive, so we have begun to increase our holdings in the area, specifically in retail and apparel stocks.

    Transportation stocks provided the only major disappointment in the first half. The fund's holdings declined modestly versus a 31.3% return for the index's transportation stocks. Significantly higher fuel prices combined with labor disputes at a number of companies wreaked havoc on airlines' share prices. The fund has a major commitment to airline stocks, with investments in AMR, America West, Atlantic Coast Airlines, Delta Air Lines, Midwest Express, and UAL.

    In our letter to shareholders six months ago, we cautioned that fiscal 1999 was truly an extraordinary year, one not likely to be repeated. In retrospect, our caution proved premature: The fund's performance in the first half of 2000 was again outstanding. As we said at the close of 1999, many of our judgments turned out to be not good, but excellent. Nevertheless, the caution needs to be reiterated. We are batting well above our normal average. In the near term, we expect the fund's relative returns to be considerably more modest than those of the recent past. However, throughout the past six months, we have taken steps that we think reduce the fund's risk profile. This clearly contributed to the fund's performance relative to our index and our peer funds during the recent correction of Nasdaq stocks.

Theo A. Kolokotrones             Howard B. Schow
Portfolio Manager                Portfolio Manager

                  Joel P. Fried
                  Portfolio Manager

PRIMECAP Management Company

May 8, 2000

INVESTMENT PHILOSOPHY

The fund reflects a belief that superior long-term investment results can be achieved by concentrating assets in small- and mid-capitalization stocks whose prices are lower than the fundamental value of the underlying companies.

PERFORMANCE SUMMARY
CAPITAL OPPORTUNITY FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: AUGUST 14, 1995-APRIL 30, 2000
--------------------------------------------------------
              CAPITAL OPPORTUNITY FUND            S&P*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
--------------------------------------------------------
1995        -3.2%       0.0%        -3.2%        -2.9%
1996        11.3        0.4         11.7         15.9
1997        -3.1        0.1         -3.0         33.2
1998         9.4        0.6         10.0          6.7
1999        81.5        0.2         81.7         40.4
2000**      62.8        0.2         63.0         32.6
--------------------------------------------------------

*S&P MidCap 400/BARRA Growth Index.

**Six months ended April 30, 2000.

See Financial Highlights table on page 15 for dividend and capital gains information since the fund's inception.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
---------------------------------------------------------------------------------------------------
                                                                           SINCE INCEPTION
                                    INCEPTION                    ----------------------------------
                                       DATE        1 YEAR        CAPITAL        INCOME      TOTAL
---------------------------------------------------------------------------------------------------
Capital Opportunity Fund             8/14/1995    141.29%        30.79%         0.32%       31.11%
   Fee-Adjusted Returns**                         138.87         30.51          0.31        30.82
---------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

**Reflective of the 1% fee that is assessed on redemptions of shares that are held in the fund for less than five years.

FUND PROFILE
CAPITAL OPPORTUNITY FUND

This Profile provides a snapshot of the fund's characteristics as of April 30, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-------------------------------------------------------------
                        CAPITAL OPPORTUNITY         S&P 500
-------------------------------------------------------------
Number of Stocks                       104             500
Median Market Cap                    $6.8B          $87.5B
Price/Earnings Ratio                 19.9x           26.8x
Price/Book Ratio                      3.4x            5.3x
Yield                                 0.7%            1.2%
Return on Equity                     14.4%           24.1%
Earnings Growth Rate                 -3.1%           16.1%
Foreign Holdings                      0.0%            1.2%
Turnover Rate                         18%*              --
Expense Ratio                       0.60%*              --
Cash Reserves                        11.6%              --

*Annualized.

INVESTMENT FOCUS
------------------------------
STYLE                 Growth
MARKET CAP            Medium

VOLATILITY MEASURES
--------------------------------------------------------------
                       CAPITAL OPPORTUNITY         S&P 500
--------------------------------------------------------------
R-Squared                             0.41            1.00
Beta                                  0.89            1.00

TEN LARGEST HOLDINGS
(% OF TOTAL NET ASSETS)
--------------------------------------------------------------
Pharmacia Corp.                                    8.4%
Micron Technology, Inc.                            5.1
Compaq Computer Corp.                              4.6
General Motors Corp. Class H                       3.7
Lucent Technologies, Inc.                          3.6
Delta Air Lines, Inc.                              3.3
Rambus Inc.                                        3.0
Sabre Holdings Corp.                               2.9
Millipore Corp.                                    2.6
AMR Corp.                                          2.6
--------------------------------------------------------------
Top Ten                                           39.8%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
--------------------------------------------------------------------------------------------------------
                                               APRIL 30, 1999                  APRIL 30, 2000
                                            ------------------------------------------------------------
                                                  CAPITAL                CAPITAL
                                                 OPPORTUNITY           OPPORTUNITY             S&P 500
                                            ------------------------------------------------------------
Auto & Transportation                            19.3%                  14.6%                 2.1%
Consumer Discretionary                            9.9                   10.2                 12.3
Consumer Staples                                  0.0                    0.0                  5.3
Financial Services                                2.8                    3.5                 13.5
Health Care                                       9.8                   16.8                  9.8
Integrated Oils                                   0.0                    0.0                  4.4
Other Energy                                      6.2                    2.4                  1.8
Materials & Processing                            2.9                    2.5                  2.5
Producer Durables                                10.3                    5.8                  4.2
Technology                                       36.2                   39.8                 27.8
Utilities                                         0.4                    4.4                  9.6
Other                                             2.2                    0.0                  6.7
--------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 35%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
APRIL 30, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.



----------------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
CAPITAL OPPORTUNITY FUND                  SHARES         (000)
----------------------------------------------------------------------
COMMON STOCKS (88.4%)
----------------------------------------------------------------------
AUTO & TRANSPORTATION (12.9%)
   Delta Air Lines, Inc.                3,395,000      179,086
-  AMR Corp.                            4,168,000      141,972
-  FedEx Corp.                          3,080,000      116,078
-  UAL Corp.                            1,430,000       82,761
-(1) America West Holdings Corp.
      Class B                           3,675,000       53,747
-(1) Atlantic Coast Airlines
      Holdings Inc.                     1,600,000       47,800
   Union Pacific Corp.                    740,000       31,173
-(1) Midwest Express Holdings, Inc.     1,073,000       27,160
-  American Axle & Manufacturing
      Holdings, Inc.                      760,000       11,400
-  Strattec Security Corp.                220,000        7,673
                                                     ----------
                                                       698,850
                                                     ----------
CONSUMER DISCRETIONARY (9.0%)
   Tandy Corp.                          1,800,000      102,600
-  Robert Half International, Inc.        800,000       48,900
-  Best Buy Co., Inc.                     546,000       44,089
   Lowe's Cos., Inc.                      845,000       41,828
-  Tommy Hilfiger Corp.                 4,436,200       39,094
   TJX Cos., Inc.                       1,823,700       34,992
   Harcourt General, Inc.                 840,000       31,395
-  Polo Ralph Lauren Corp.              1,400,000       22,750
-(1) The Dress Barn, Inc.               1,050,000       20,606
-  Tetra Tech, Inc.                       800,000       18,850
-  Metro-Goldwyn-Mayer Inc.               500,000       15,000
-(1) REX Stores Corp.                     500,000       12,563
      Mattel, Inc.                      1,000,000       12,250
   Young & Rubicam Inc.                   150,000        8,353
   Circuit City Stores, Inc.              108,000        6,352
   Tiffany & Co.                           85,400        6,208
-  Abercrombie & Fitch Co.                537,000        5,907
-  Fox Entertainment Group,
      Inc. Class A                        200,000        5,150
   Manpower Inc.                          125,000        4,414
   Houghton Mifflin Co.                   100,000        4,156
-  The Neiman Marcus Group,
      Inc. Class B                         90,390        2,288
-  Romac International, Inc.              122,500        1,263
                                                     ----------
                                                       489,008
                                                     ----------
ENERGY (2.1%)
   Anadarko Petroleum Corp.               800,000       34,750
   Noble Affiliates, Inc.                 740,000       26,686
-(1) Input/Output, Inc.                 2,823,000       20,820
-  Varco International, Inc.            1,236,000       15,450
   Pogo Producing Co.                     600,000       15,375
                                                     ----------
                                                       113,081
                                                     ----------
FINANCIAL SERVICES (3.1%)
   MBIA, Inc.                           1,400,000       69,213
   Wells Fargo Co.                      1,000,000       41,063
   HCC Insurance Holdings, Inc.         1,400,000       16,450
   Bank One Corp.                         500,000       15,250
   The CIT Group, Inc.                    586,700        9,937
   W.R. Berkley Corp.                     320,000        6,760
   Horace Mann Educators Corp.            300,000        4,369
   Zenith National Insurance Corp.        150,000        3,675
   UMB Financial Corp.                     66,000        2,393
                                                     ----------
                                                       169,110
                                                     ----------

----------------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
                                          SHARES         (000)
----------------------------------------------------------------------
HEALTH CARE (14.8%)
   Pharmacia Corp.                      9,104,047      454,633
   Biomet, Inc.                         2,705,000       96,535
-  Chiron Corp.                         1,334,000       60,363
-  ICOS Corp.                           1,201,000       48,340
-  BioChem Pharma Inc.                  1,824,300       41,959
-  Protein Design Labs, Inc.              258,000       26,187
-  PE Corp. - Celera
      Genomics Group                      280,000       23,100
   Eli Lilly & Co.                        265,000       20,488
   Johnson & Johnson                       71,568        5,904
-  Boston Scientific Corp.                222,000        5,883
   Novoste Corp.                          140,000        5,740
-  Biogen, Inc.                            93,200        5,481
-  Edwards Lifesciences Corp.             360,000        5,400
-  Guidant Corp.                           30,000        1,721
-  Amgen, Inc.                             25,000        1,400
   Mentor Corp.                            65,200        1,153
-  Genentech, Inc.                          3,412          399
                                                     ----------
                                                       804,686
                                                     ----------

MATERIALS & PROCESSING (2.2%)
   Minerals Technologies, Inc.            900,000       41,625
   Sigma-Aldrich Corp.                  1,200,000       35,250
   Engelhard Corp.                      1,200,000       21,075
-  Ionics, Inc.                           557,900       13,111
-(1) Landec Corp.                       1,015,000        6,217
   Chicago Bridge & Iron Co. NV            60,000          911
                                                     ----------
                                                       118,189
                                                     ----------
PRODUCER DURABLES (5.2%)
   Millipore Corp.                      1,990,000      142,658
   Tektronix, Inc.                      1,325,000       76,684
-(1) CUNO Inc.                          1,000,000       27,125
-  Metawave
      Communications Corp.              1,035,000       13,714
   Agilent Technologies, Inc.              73,245        6,491

-  Farr Co.                               333,000        5,775
   Nortel Networks Corp.                   48,000        5,436
   Lindsay Manufacturing Co.              158,100        2,826
                                                     ----------
                                                       280,709
                                                     ----------

TECHNOLOGY (35.3%)
   COMMUNICATIONS TECHNOLOGY (12.1%)
-  General Motors Corp. Class H         2,092,100      201,495
   Lucent Technologies, Inc.            3,166,350      196,907
   Motorola, Inc.                       1,042,000      124,063
-  Advanced Fibre Communications, Inc.  1,880,000       85,892
-  Research In Motion Ltd.                950,000       40,330
-  Harmonic, Inc.                         100,000        7,381

   COMPUTER SERVICES SOFTWARE &
      SYSTEMS (6.6%)
   Sabre Holdings Corp.                 4,467,013      156,066
-  The Descartes Systems  Group Inc.    3,245,000      110,330
   Adobe Systems, Inc.                    580,000       70,144
-  Optimal Robotics Corp.                 580,000       24,650
-  Selectica, Inc.                         25,000          950

   COMPUTER TECHNOLOGY (5.4%)
   Compaq Computer Corp.                8,500,000      248,625
-(1) Concurrent Computer Corp.          4,465,000       44,650

   ELECTRONICS (0.1%)
-  ESCO Electronics Corp.                 200,000        3,262

   ELECTRONICS--SEMICONDUCTORS/
      COMPONENTS (10.4%)
-  Micron Technology, Inc.              2,002,500      278,848
-  Rambus Inc.                            700,000      161,000
-  Powerwave Technologies, Inc.           350,000       72,822
-  Lattice Semiconductor Corp.            330,000       22,234
-  Maxim Integrated Products, Inc.        200,000       12,963
   Texas Instruments, Inc.                 76,000       12,379
-  Silicon Image, Inc.                    100,000        4,013

   ELECTRONICS--TECHNOLOGY (0.6%)
-  Coherent, Inc.                         620,000       35,844

   SCIENTIFIC EQUIPMENT & SUPPLIES
      (0.1%)
   PE Corp.-PE Biosystems Group            80,000        4,800
                                                     ----------
                                                     1,919,648
                                                     ----------

UTILITIES (3.8%)
   Sprint Corp.                         1,700,000      104,550
-  Clearnet Communications Inc.         1,678,500       71,966
-  Cablevision Systems Corp.
      Class B                             250,000       16,922
-  MCI WorldCom, Inc.                     350,000       15,903
                                                     ----------
                                                       209,341
                                                     ----------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $3,458,161)                                 4,802,622
----------------------------------------------------------------------

----------------------------------------------------------------------
                                          FACE
                                         AMOUNT
                                          (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (19.3%)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.75%, 5/1/2000                       $729,452      729,452
   5.79%, 5/1/2000--Note G                320,624      320,624
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $1,050,076)                                 1,050,076
----------------------------------------------------------------------
TOTAL INVESTMENTS (107.7%)
   (COST $4,508,237)                                 5,852,698
----------------------------------------------------------------------


----------------------------------------------------------------------
                                                        MARKET
                                                        VALUE*
CAPITAL OPPORTUNITY FUND                                 (000)
----------------------------------------------------------------------
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.7%)
----------------------------------------------------------------------
Other Assets--Note C                               $    67,781
Security Lending Collateral Payable
   to Brokers--Note G                                 (320,624)
Other Liabilities                                     (165,947)
                                                     ----------
                                                      (418,790)
----------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------
Applicable to 177,211,200 outstanding
   $.001 par value shares of beneficial interest
   (unlimited authorization)                        $5,433,908
======================================================================
NET ASSET VALUE PER SHARE                               $30.66
======================================================================

*  See Note A in Notes to Financial Statements.

-  Non-Income-Producing Security.

(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $260,688,000.

----------------------------------------------------------------------
                                           AMOUNT          PER
                                            (000)        SHARE
----------------------------------------------------------------------
 AT APRIL 30, 2000, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
 Paid in Capital                       $3,892,304       $21.96
 Undistributed Net
   Investment Income                       15,582          .09
 Accumulated Net
   Realized Gains                         181,561         1.02
 Unrealized Appreciation--
   Note F                               1,344,461         7.59
----------------------------------------------------------------------
 NET ASSETS                            $5,433,908       $30.66
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

------------------------------------------------------------------------------------------------------------
                                                                                   CAPITAL OPPORTUNITY FUND
                                                                            SIX MONTHS ENDED APRIL 30, 2000
                                                                                                      (000)
------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                                   $   11,344
    Interest                                                                                        14,662
    Security Lending                                                                                 1,380
                                                                                               -------------
        Total Income                                                                                27,386
                                                                                               -------------
EXPENSES
    Investment Advisory Fees--Note B                                                                 4,726
    The Vanguard Group--Note C
        Management and Administrative                                                                5,434
        Marketing and Distribution                                                                     118
    Custodian Fees                                                                                      12
    Auditing Fees                                                                                        4
    Shareholders' Reports                                                                               18
    Trustees' Fees and Expenses                                                                          1
                                                                                               -------------
        Total Expenses                                                                              10,313
        Expenses Paid Indirectly--Note D                                                                (2)
                                                                                               -------------
        Net Expenses                                                                                10,311
------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                               17,075
------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                                                   181,856
------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                        1,106,174
------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $1,305,105
============================================================================================================

*Realized net loss from affiliated companies was $(317,000).

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------
                                                                          CAPITAL OPPORTUNITY FUND
                                                                     ----------------------------------
                                                                        SIX MONTHS                YEAR
                                                                             ENDED               ENDED
                                                                     APR. 30, 2000       OCT. 31, 1999
                                                                             (000)               (000)
--------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                   17,075               1,621
    Realized Net Gain                                                      181,856              50,546
    Change in Unrealized Appreciation (Depreciation)                     1,106,174             237,992
                                                                      ---------------------------------
        Net Increase in Net Assets Resulting from Operations             1,305,105             290,159
                                                                      ---------------------------------
DISTRIBUTIONS
    Net Investment Income                                                   (3,013)               (218)
    Realized Capital Gain                                                  (50,784)            (13,028)
                                                                      ---------------------------------
        Total Distributions                                                (53,797)            (13,246)
                                                                      ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                               3,105,852             897,189
    Issued in Lieu of Cash Distributions                                    51,623              12,640
    Redeemed*                                                             (264,181)            (53,553)
                                                                      ---------------------------------
        Net Increase from Capital Share Transactions                     2,893,294             856,276
-------------------------------------------------------------------------------------------------------
    Total Increase                                                       4,144,602           1,133,189
-------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Period                                                  1,289,306             156,117
                                                                      ---------------------------------
    End of Period                                                       $5,433,908          $1,289,306
=======================================================================================================
(1)Shares Issued (Redeemed)
    Issued                                                                 117,904              55,432
    Issued in Lieu of Cash Distributions                                     2,344               1,081
    Redeemed                                                                (9,695)             (3,462)
                                                                      ---------------------------------
        Net Increase in Shares Outstanding                                 110,553              53,051
=======================================================================================================

*Net of redemption fees of $2,198,000 and $398,000, respectively.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

------------------------------------------------------------------------------------------------------------------------
                                                                               CAPITAL OPPORTUNITY FUND
                                                                          YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING             SIX MONTHS ENDED         -------------------------------------------     JUN. 30* TO
THROUGHOUT EACH PERIOD                APRIL 30, 2000         1999         1998         1997         1996   OCT. 31, 1995
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $19.34       $11.47       $10.48       $10.81       $ 9.71       $10.00
========================================================================================================================
INVESTMENT OPERATIONS
    Net Investment Income                       .105         .029         .021         .037          .01          .02
    Net Realized and Unrealized Gain (Loss)
        on Investments                        11.840        8.751        1.014        (.360)        1.12         (.31)
                                             ---------------------------------------------------------------------------
        Total from Investment Operations      11.945        8.780        1.035        (.323)        1.13         (.29)
                                             ---------------------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income       (.035)       (.015)       (.045)       (.007)        (.03)          --
    Distributions from Realized Capital Gains  (.590)       (.895)          --           --           --           --
                                             ---------------------------------------------------------------------------
        Total Distributions                    (.625)       (.910)       (.045)       (.007)        (.03)          --
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $30.66       $19.34       $11.47       $10.48       $10.81       $ 9.71
========================================================================================================================

TOTAL RETURN**                                 63.03%      81.74%        9.95%       -2.99%       11.67%       -3.19%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)       $5,434      $1,289         $156          $69         $115          $72
    Ratio of Total Expenses to
        Average Net Assets                     0.60%+       0.75%        0.94%        0.49%        0.50%       0.47%+
    Ratio of Net Investment Income to
        Average Net Assets                     1.00%+       0.31%        0.18%        0.27%        0.11%       1.29%+
    Portfolio Turnover Rate                       18%         22%         103%         195%         128%          30%
========================================================================================================================

* Subscription period for the fund was June 30, 1995, to August 13, 1995, during which time all assets were held in money market instruments. Performance measurement begins August 14, 1995.

**Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than five years.

+ Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

   2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

   5. OTHER: Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 2000, the investment advisory fee represented an effective annual basic rate of 0.28% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its assets in capital contributions to Vanguard. At April 30, 2000, the fund had contributed capital of $1,048,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.0% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund's custodian has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 2000, custodian fee offset arrangements reduced expenses by $2,000.

E. During the six months ended April 30, 2000, the fund purchased $2,741,476,000 of investment securities and sold $262,452,000 of investment securities, other than temporary cash investments.

F. At April 30, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,344,461,000, consisting of unrealized gains of $1,488,118,000 on securities that had risen in value since their purchase and $143,657,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at April 30, 2000, was $313,652,000, for which the fund held cash collateral of $320,624,000. Cash collateral received is invested in repurchase agreements.

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

  Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

  Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

  The list below provides a brief description of each Trustee's professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.



TRUSTEES

JOHN J. BRENNAN - (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN - (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY - (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL - (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. - (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL - (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. - (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON - (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY - Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS - Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON - Legal Department.
ROBERT A. DISTEFANO - Information Technology.
JAMES H. GATELY - Individual Investor Group.
KATHLEEN C. GUBANICH  - Human Resources.
IAN A. MACKINNON - Fixed Income Group.
F. WILLIAM MCNABB, III - Institutional Investor Group.
MICHAEL S. MILLER - Planning and Development.
RALPH K. PACKARD - Chief Financial Officer.
GEORGE U. SAUTER  - Quantitative Equity Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.



[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.


Q1112 062000

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All rights reserved.
Vanguard Marketing
Corporation, Distributor.